SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 3, 1998

            Paine Webber Income Properties Three Limited Partnership
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-10979                   13-3038189
-----------------------------------------------------------------------------
(State or other jurisdiction)     (Commission                (IRS Employer
     of incorporation             File Number)             Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

Central Plaza Shopping Center, Lubbock, Texas

Disposition Date - March 3, 1998

      On March 3, 1998, Boyer Lubbock Associates, a joint venture in which the Partnership had an interest, sold the Central Plaza Shopping Center to an unrelated third party for a net price of $8,350,000. The Partnership received proceeds of approximately $2,199,000 after the assumption of the outstanding first mortgage loan of $4,122,000, closing costs and proration adjustments of $232,000, and the co-venture partner's share of the proceeds of $1,797,000. In addition, the Partnership received $82,000 upon the liquidation of the joint venture, which represented its share of the net cash flow from operations through the date of the sale. The net proceeds received by the Partnership from the sale of Central Plaza are expected to be distributed to the Limited Partners as a Special Distribution on April 15, 1998.

      As discussed further in the Annual Report, the Partnership and its co-venture partner had engaged the services of a nationally affiliated brokerage firm to market the Central Plaza property for sale during fiscal 1997. The property was marketed extensively and sales packages were distributed to national, regional and local prospective purchasers. As a result of these efforts, three offers were received. After evaluating the offers and the relative strength of the prospective purchasers, an offer was selected and the Partnership and the co-venturer negotiated a purchase and sale contract with the prospective buyer that was executed in January 1998. The net sale price under the terms of the purchase and sale agreement was $8,350,000, which is net of a $525,000 credit to the buyer in return for its assumption of the existing first mortgage loan secured by the property. This loan, which contains a prepayment penalty amount that is greater than the $525,000 credit to the buyer, carries an interest rate of 10% per annum. Since this interest rate is higher than current market rates obtainable by the prospective buyer, the credit was negotiated. The net proceeds from the sale are greater than if the venture received a gross sale price of $8,875,000 and paid the prepayment penalty called for under the loan agreement. The loan was not prepayable without penalty until February 2002. Both the Partnership and the co-venturer believed the risks associated with holding this property until the prepayment penalty expired outweighed the reduction in net proceeds resulting from the interest rate credit negotiated with the buyer.

ITEM 7 - Financial Statements and Exhibits

   (a)  Financial Statements:  None

   (b) Exhibits:

       (1) Closing Statement by and between Boyer Lubbock Associates and WRI/Central Plaza, Inc. dated March 3, 1998.

      (2) Purchase and Sale Agreement by and between Boyer Lubbock Associates and Weingarten Realty Investors dated March 3, 1998.

      (3) Special Warranty Deed by and between Boyer Lubbock Associates and WRI/Central Plaza, Inc. dated March 3, 1998.

                                   FORM 8-K

                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP



      (4) Assignment and Assumption of Leases and Security Deposits between Boyer Lubbock Associates and WRI/Central Plaza, Inc.
            dated March 3, 1998.

      (5) Bill of Sale by Boyer Lubbock Associates in favor of WRI/Central Plaza, Inc. dated March 3, 1998.

      (6) Indemnification Agreement by WRI/Central Plaza, Inc. and Weingarten Realty Trust for the benefit of Boyer Lubbock
            Associates, PaineWebber Income Properties Three Limited Partnership and Lubbock G.C. Associates, Ltd. dated March 3, 1998.

      (7) Amendments to the Purchase and Sale Agreement entered into between Boyer Lubbock Associates and Weingarten Realty Investors.

      (8) Amendment of Joint Venture Agreement between PaineWebber Income Properties Three Limited Partnership, The Boyer Company, L.C. and Lubbock G.C. Associates, Ltd.

      (9) The Assignment of Purchase and Sale Agreement by Lubbock G.C. Associates Ltd. in favor of The Boyer Company, L.C.

      (10) Loan Assumption Agreement by and between Boyer Lubbock Associates; WRI/Central Plaza, Inc.; and State Street Bank and Trust Company as trustee for JP Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1995-C1.


      .

                                   FORM 8-K

                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP




                                  SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP
                                 (Registrant)


                              By:   THIRD INCOME PROPERTIES, INC.
                                    ----------------------------
                                      (General Partner)



                            By: /s/ Walter V. Arnold
                                --------------------
                                 Walter V. Arnold
                                 Senior Vice President and
                                 Chief Financial Officer







Date:  March 18, 1998

                              CLOSING STATEMENT

NAME OF BORROWER:             WRI/CENTRAL PLAZA, INC.

NAME OF SELLER:               BOYER LUBBOCK ASSOCIATES

PROPERTY LOCATION:            CENTRAL PLAZA
                              LUBBOCK COUNTY, TEXAS

SETTLEMENT AGENT:             STEWART TITLE COMPANY

SETTLEMENT DATE:              3/3/98


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SUMMARY OF SELLER'S TRANSACTION
------------------------------------------------------------------------------

GROSS AMOUNT DUE TO SELLER:

Contract Sales Price                                         $ 8,350,000.00
Escrow Account                                                   $29,664.48
Reserve Account                                                 $172,437.86

Gross Amount Due to Seller                                    $8,552,102.34

REDUCTIONS IN AMOUNT DUE TO SELLER:

Settlement Charges to Seller                                    $361,388.23
Existing Loan taken subject to                                $4,122,368.97
Ameresco Interest                                                $33,207.97
Security Deposit                                                  $6,708.34
Upfront Costs Ameresco                                            $7,200.00

Adjustments for items unpaid by seller:

Taxes                                                            $25,376.85

Total Reduction in Amount                                     $4,556,250.36

CASH AT SETTLEMENT TO/FROM SELLER:

Gross amount due to seller                                    $8,552,102.34

Less total reductions in amount due seller
$4,556,250.36

CASH TO SELLER:                                               $3,995,851.98

------------------------------------------------------------------------------
SUMMARY OF BORROWER'S TRANSACTION
------------------------------------------------------------------------------

GROSS AMOUNT DUE FROM BORROWER:

Contract Sales Price                                          $8,350,000.00
Settlement charges to borrower                                  $139,257.85
Escrow Account                                                   $29,664.48
Reserve Account                                                 $172,437.86

Gross Amount Due From Borrower                                $8,691,360.19

AMOUNTS PAID BY OR IN BEHALF OF BORROWER:

Deposit or earnest money                                        $100,000.00
Existing loan taken subject to                                $4,122,368.97
Ameresco Interest                                                $33,207.97
Security Deposit                                                  $6,708.34
Upfront Costs Ameresco                                            $7,200.00

Adjustments for items unpaid by seller:

Taxes                                                            $25,376.85

Total Paid By/For Borrower                                    $4,294,862.13

CASH AT SETTLEMENT FROM/TO BORROWER:

Gross amount due from borrower                                $8,691,360.19

Less amounts paid by/for borrower                             $4,294,862.13

CASH FROM BORROWER:                                           $4,396,498.06

                         PURCHASE AND SALE AGREEMENT
                                BY AND BETWEEN
                     BOYER LUBBOCK ASSOCIATES ("SELLER")
                                     AND
                    WEINGARTEN REALTY INVESTORS ("BUYER")

                              TABLE OF CONTENTS

                                                                    Page
                                                                    ----

ARTICLE 1   DEFINITIONS                                                1
            -----------

ARTICLE 2   PURCHASE AND SALE                                          2
            -----------------

ARTICLE 3   PURCHASE PRICE; DEPOSIT; ADJUSTMENTS                       2
            ------------------------------------

ARTICLE 4   PRECLOSING OPERATION                                       5
            --------------------

ARTICLE 5   ACCESS, INSPECTION, DILIGENCE                              6
            -----------------------------

ARTICLE 6   TITLE, SURVEY, CONDITIONS AND REPRESENTATIONS             11
            ---------------------------------------------

ARTICLE 7   CLOSING                                                   15
            -------

ARTICLE 8   CASUALTY AND CONDEMNATION                                 16
            -------------------------

ARTICLE 9   BROKERAGE COMMISSIONS                                     17
            ---------------------

ARTICLE 10  DEFAULT, TERMINATION AND REMEDIES                         18
            ---------------------------------

ARTICLE 11  MISCELLANEOUS                                             19
            -------------

ARTICLE 12  IRS FORM 1099-S DESIGNATION                               22
            ---------------------------

SCHEDULE A        Legal Description of the Real Property
SCHEDULE B        Description of Personal Property and Intangible Property
SCHEDULE C        Rent Roll
SCHEDULE D        1099 Designation Agreement
SCHEDULE E        Form of Tenant Estoppel Certificate
SCHEDULE F        Prior Note
SCHEDULE G        Prior Deed of Trust
SCHEDULE H        List of Prior Loan Documents
SCHEDULE I        List of Escrow Provisions

                         Purchase and Sale Agreement


This Purchase and Sale Agreement (this "Agreement") is entered into as of the 16th day of January, 1998 by and between Seller and Buyer, upon the following terms and conditions:


                                  ARTICLE 1
                                 DEFINITIONS

References in this Agreement to the following terms shall have the following meanings:

BUYER: Weingarten Realty Investors, a Texas real estate investment trust, or its assignee or transferee pursuant to Section 11.1, below.

SELLER:           Boyer Lubbock Associates, a Texas general partnership.

PROPERTY:         The Real Property, Personal Property and Leases
                  constituting Central Plaza, Lubbock, Texas.

REAL PROPERTY:    The land, as described on Schedule A attached hereto, and
-------------     the buildings, structures, improvements and fixtures
                  (collectively, the "Improvements") now located thereon and the rights appurtenant thereto, including, to the extent owned or held by Seller, mineral rights, utility and waste-water capacity rights, rights under reciprocal easements and restrictive covenants, rights under any recorded or unrecorded instruments benefiting the Real
                  Property, strips, gores, and adjoining tracts owned by Seller and reversionary rights.

PERSONAL PROPERTY:  The personal and intangible property described in
                    Schedule B attached hereto.

LEASES: The interest of the lessor or landlord under all leases or use and occupancy agreements covering space on the Real Property or in the Improvements.

PURCHASE PRICE:   $8,350,000.00

TITLE COMPANY:    Stewart Title Company, Houston Division


                                  ARTICLE 2
                              PURCHASE AND SALE

2.1 In consideration of the undertakings and mutual covenants of the parties set forth in this Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller hereby agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy and pay the Purchase Price for the Property on the terms and conditions contained herein.

                                  ARTICLE 3
                     PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

3.1 The Purchase Price shall be as specified in Article 1 above and shall be paid by (i) Buyer's assumption and Prior Lender's release of all of Seller's obligations under the Prior Loan Documents (as hereinafter defined) and (ii) an amount equal to the difference between the Purchase Price and the outstanding principal balance of the Prior Note (as hereinafter defined) plus all accrued, unpaid interest thereon, if any, as of the Closing Date (the "Cash Payment"), which Cash Payment shall be payable on the Closing Date by wire transfer of immediately available federal funds, subject to adjustment to reflect application of the Escrowed Amount and such other adjustments herein contained.

For purposes of this Agreement, the term "Prior Note" shall mean that certain promissory note dated December 30, 1994, executed by Boyer Lubbock Associates payable to the order of Amresco Capital Corporation (the "Prior Lender") in the original principal sum of $4,200,000.00 . The Prior Note is secured by a Deed of Trust, Security Agreement and Fixture Filing dated December 30, 1994, executed by Boyer Lubbock Associates to Mark L. Morganfield, as trustee, for the benefit of Prior Lender which is filed for record under Volume 4766, Page 167 in the Real Property Records of Lubbock County, Texas (the "Prior Deed of Trust"). A copy of the Prior Note is attached hereto as Schedule F. A copy of the Prior Deed of Trust is attached hereto as Schedule G. The term "Prior Loan Documents" shall mean the Prior Note, Prior Deed of Trust, and such other documents and agreements listed on Schedule H attached hereto and made a part hereof.

3.2 Buyer shall within two (2) business days after Seller has delivered to Buyer a fully executed copy of this Agreement, deposit with the Title Company the sum of One Hundred Thousand Dollars ($100,000.00) (the "Escrowed Amount") to secure Buyer's obligations under this Agreement. The Escrowed Amount shall be held by the Title Company pursuant to the terms of this Agreement and pursuant to the terms of the Escrow Provisions contained in Schedule I attached hereto and made a part hereof. Additionally, concurrently with the execution of this Agreement, Buyer shall deliver to Seller the sum of One Hundred Dollars ($100.00) (the "Inspection Fee") as consideration for Buyer's information review and property inspection rights set forth herein. The Inspection Fee shall remain the property of Seller in all instances.

3.3 All prepaid or escrowed amounts or interest under the Prior Loan Documents which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

3.4 All real estate taxes, assessments, special taxes, special assessments and any other tax or assessment attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date unless such items are paid directly by tenants to the applicable taxing authority, in which case no adjustment or proration shall be made for the items paid directly by the tenants. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date, with a further adjustment to be made after the Closing Date as soon as the tax figures are finalized. Any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property (i) for all tax periods occurring prior to the applicable tax period in which the Closing occurs shall be retained by and paid exclusively to Seller and (ii) for the applicable tax period in which the Closing occurs shall be prorated as of the Closing Date after reimbursement to Seller and Buyer, as applicable, for all fees, costs and expenses (including reasonable attorneys' and consultants' fees) incurred by Seller or Buyer, as applicable, in connection with such proceedings such that Seller shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Closing Date and Buyer shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent should shall not be unreasonably withheld, conditioned or delayed. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other. In no event shall any such proceeding be commenced by Seller following the Closing Date without Buyer's prior written consent; provided, however, that Seller shall be entitled to continue its existing proceeding.

3.5 Prepaid or past due amounts under any Contracts (as defined in Section 5.2, below) which are assigned to Buyer at Closing, if Buyer elects to take assignment thereof, shall be prorated and adjusted as of the Closing Date.

3.6 Seller shall cause all meters for electricity, gas, water, sewer or other utility usage at the Property to be read on the Closing Date, and Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor. Seller shall provide notice to Buyer within five (5) days before the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date. If the meters cannot be read as of the Closing Date and, therefore, the most recent bill is used to prorate and adjust as of the Closing Date, then to the extent that the amount of such prior bill proves to be more or less than the actual charges for the period in question, a further adjustment shall be made after the Closing Date as soon as the actual charges for such utilities are available.

3.7 Collected rents for the then current period; security deposits which have not been previously applied by Seller, subject to Section 4.2, below; prepaid rentals; collected or prepaid common area maintenance charges; collected or prepaid promotional charges; collected or prepaid service charges; collected or prepaid tax charges, and all other collected or prepaid incidental expenses and charges paid by tenants shall be apportioned and full value shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be added to the Purchase Price, or if in favor of Buyer, shall be deducted from the Purchase Price. From and after Closing all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits (for which Buyer was credited at Closing) to tenants in accordance with the Leases (as hereinafter defined) and applicable law. Seller shall be entitled to retain or receive a credit for any utility deposits and any deposits for third parties under any of the Contracts (as hereinafter defined). In addition, Seller shall be entitled to a credit for the full amount of all escrow held by Prior Lender.

3.7.1 All rentals and other tenant charges payable in arrears and uncollected and all other uncollected rents (including, but not limited to, percentage rents, common area maintenance charges and real estate tax charge annual adjustments thereto) for the rental period during which the Closing occurs and prior rental periods, less the reasonable expenses of collection thereof, shall be apportioned (if and when collected by either party); provided, however, that Buyer shall proceed in a commercially reasonable manner consistent with Buyer's customary practice for tenants owing past due or uncollected rent as of the Closing Date to Seller to collect such past due or uncollected rents from existing tenants listed on the Rent Roll (as hereinafter defined) including but not limited to delivery of delinquency notices and visits to such tenants from Buyer's property manager; provided that Buyer shall not be obligated to (i) commence suit against any tenant; (ii) terminate any tenancy; or (iii) evict or lockout any tenant and Buyer shall first apply rents subsequently received to rent due and owing for rental periods accruing after the Closing Date. Buyer shall not settle or release (i) tenants from any obligations for such uncollected rents or (ii) rights under any claims listed in Section 3.7.2 below, in each case, without Seller's prior written approval. Buyer shall provide Seller with written evidence of its collection efforts, such evidence shall include, but not be limited to providing copies of letters and invoices to tenants, copies of reports regarding follow-up efforts and cash receipts and aged delinquency reports. Buyer shall provide such written evidence of its collection efforts within fifteen (15) days of demand therefor provided that Seller may request such evidence no more than on a quarterly basis. Seller shall have no collection rights against any of the tenants after the Closing under the Leases assigned to Buyer except as otherwise provided in the immediately succeeding sentence. Notwithstanding anything to the contrary contained herein, Seller may engage in post-Closing collection efforts, including, but not limited to commencing suits, against the following tenants for obligations owed to it:
Cinemark, Service Merchandise (H. J. Wilson), Best Buy, Katherine's and Men's Wearhouse; provided, however, that Seller may not exercise rights as landlord under the Leases.

3.7.2 Seller shall retain all rights to all refunds, receivables, past due rent and claims, including, but not limited to, termination fees or damages from all former tenants or occupants of the Property which are not listed on the Rent Roll, causes of action and rights of reimbursement from third parties, bonds, accounts receivable and any other claims for payments Seller may have to the extent arising or relating to the period prior to the Closing.

3.7.3 In the event, on the Closing Date, the precise figures necessary for any of the foregoing adjustments are not capable of determination, then, at Buyer's option, those adjustments shall be made on the basis of good faith estimates of Seller and Buyer using currently available information, and final adjustments shall be made promptly after precise figures are determined or available.

3.8 At the Closing, Seller shall pay the amount due for (a) recording charges for documents to clear title, evidence Seller's authority or enable Seller to convey; (b) Seller's attorneys' fees; (c) any transfer fees, processing fees, application fees, and similar charges assessed by the Prior Lender and including Prior Lender's reasonable attorney's fees, in connection with Buyer's assumption of Seller's obligations under the Prior Loan Documents; (d) the cost of the standard owner's title insurance policy referred to in Article 6, below; and (e) the cost of the New Survey up to the amount of $2,000.00.

3.9 At the Closing, Buyer shall pay for (a) state and county transfer tax (or any tax substituted therefor) imposed in connection with the consummation of the transaction contemplated hereby (the "Transfer Tax"); (b) any local tax or mortgage tax other than the Transfer Tax; (c) charges to record the deed, and evidence of Buyer's existence or authority; (d) Buyer's attorney's fees and all costs related to Buyer's due diligence; (e) costs as to additional title insurance coverages or endorsements (including but not limited to survey endorsement(s); and (f) any costs in excess of $2,000.00 incurred in obtaining the New Survey.

3.10 For purposes of this Article 3, all prorations and adjustments shall be calculated as of 12:01 a.m. Central Standard Time on the Closing Date, subject to Section 7.3, below.

3.11  The provisions of this Article 3 shall survive the Closing.


                                  ARTICLE 4
                             PRECLOSING OPERATION

4.1 A rent roll prepared by Seller's property manager (the "Rent Roll") containing a list of all current occupants of the Property is attached hereto as Schedule C. The leases listed on the Rent Roll, together with leases entered into pursuant to this Article 4 are collectively referred to herein as the "Leases."

4.2 Seller shall not, after the date hereof; (i) enter into any new Leases or amend or terminate any existing Leases, (ii) enter into or modify any service contracts, operating agreements, or reciprocal easement agreements, (iii) alter the zoning classification of the Property (iv) alter any Improvements or (v) apply any security deposits to amounts past due owed by tenants to Seller, without the written consent of Buyer in any such instance, which consent shall not be unreasonably withheld or delayed; provided, however, that Seller shall be entitled to retain the security deposit of the tenant known as Islands Tanning Salon provided that Seller has terminated such Tenant's right to possession of the Leased Premises under such Lease prior to Closing. If Buyer does not notify Seller in writing of its denial of consent within five (5) days after written request therefor from Seller, Buyer shall be deemed to have consented to such requested action. In the event Buyer denies its consent, Buyer shall specify its reasons for denial in its written notice thereof. In the event Seller's requested action with respect to a Lease is consented to or deemed consented to by Buyer and if, and only if, the transaction as contemplated by this Agreement is closed, Buyer shall pay (or reimburse Seller, as the case may be) for tenant improvements and leasing commissions as disclosed on Seller's request for consent.

4.3 At all times prior to Closing, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted and (b) to insure the Property substantially as currently insured.

4.4 Buyer shall, by written notice to Seller, on or before the Diligence Date, identify any Contracts (as hereinafter defined) which it elects to have assigned to it and therefore will assume. Buyer shall be deemed to have elected not to assume any Contracts which are not identified as to be assigned and assumed. Seller shall terminate any Contracts at Closing which are not identified by Buyer as specified in this section as to be assigned and assumed at Closing, provided that such Contracts may be terminated without cost or liability to Seller.

4.5 Seller shall use commercially reasonable efforts to obtain tenant estoppel certificates, from all tenants currently occupying their space under the Lease in the form required under such Leases, or if no form is so required, in the form attached hereto as Schedule E. Seller shall not be obligated to expend more than nominal funds or commence litigation in pursuit of such estoppel certificates and receipt of such estoppel certificates shall not be a condition precedent to Closing, except as set forth in Section 6.5, below.

                                  ARTICLE 5
                        ACCESS, INSPECTION, DILIGENCE

5.1 Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property and the Improvements during normal business hours after two (2) days advance written notice to Seller (in each case subject to the rights of tenants under the Leases) to make such investigations, studies, and tests as Buyer deems necessary or advisable; provided, however, that Buyer shall not be permitted to conduct physical testing or conduct interviews with tenants without Seller's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Seller shall use its commercially reasonable efforts to make its personnel available for such inspections or interviews upon two (2) days prior written notice. Seller's prior written approval for physical inspections may be conditioned on receipt of a detailed description of the proposed physical inspection, a list of the contractors who will be performing the physical inspection and evidence of insurance reasonably satisfactory to Seller, and such other information as Seller reasonably requires in connection with such proposed inspection. Buyer may not interview tenants unless a duly authorized representative of Seller accompanies Buyer. Seller also agrees to make available to Buyer during normal business hours upon advance written notice to Seller all books, records, plans, building specifications, contracts, agreements or other instruments or documents contained in Seller's files relating to the construction, operation and maintenance of the Property and the files of the current manager of the Property that relate to the Property.

5.2 Seller shall provide Buyer, promptly after Seller's execution of this Agreement, with copies of all (i) Leases and (ii) all maintenance, service, supply, equipment rental, management and leasing contracts affecting the Property (collectively, the "Contracts") which it has in its files and shall instruct its property manager to make such Leases and Contracts available to Buyer for inspection. To the extent Seller has any of the following in its possession or control, Seller agrees to make the same available for inspection by Buyer or its agents:

(a) Copies of property tax bills and assessment notices for the preceding year and the current year.

(b) Copies of insurance policies and premiums.

(c) Copies of as-built plans and specifications, soil reports, plot plans and site plans.

(d) Copies of guarantees associated with any Lease.

(e) Explanation of how tenants are billed for utility costs including water and trash removal.

(f) Operating statements of the Property for the last three (3) full years and the current year to date.

(g) Copies of Certificate(s) of Occupancy.

(h) Engineering and physical inspection reports on the Property.

(i) Financial statements and credit conditions of all tenants.

(j) Sales history on all tenants for preceding three years.

(k) Copies of all existing mortgage information, including, but not limited to, true and correct copies of all Prior Loan Documents.

(l)  Listing of all capital  expenditures  of $10,000 or more for the last three
(3) years.

(m)  Copies  of  all  environmental   reports,   correspondence  or  information
pertaining to the Property as well as any adjoining property or properties in the area(s) that have or are suspected of having environmental problems.

(n) Listing of tenants' security deposits.

(o) List of all tenant bad-debt write-offs for the last full year and the current year-to-day.

(p) Information regarding any pending litigation.

(q) Copies of any prior or pending tax appeals.

(r) List of accounts receivable as of November 30, 1997.

(s) Historical tenant billing statements.

(t) List of premises address for each tenant.

Buyer acknowledges that as of the date of this Agreement, Buyer has received and accepted Items (a), (c)-(f), (h), (k)-(o) and (r)-(t), above.

Leases, Contracts and the documents described in this Section 5.2 shall be referred to collectively as the "Information Materials." Buyer shall notify Seller within three (3) days of receipt of the Information Materials whether any Information Materials are missing. Seller makes no representation or warranty whatsoever regarding the existence or availability of the foregoing and Seller shall not be obligated to create or obtain any of the foregoing which are not in existence and available to Seller. To the extent that any of these items do not exist or are not in Seller's possession or at its reasonable disposal, Seller will send a side letter to Buyer so stating. Buyer acknowledges and agrees that any and all information, documents, surveys, studies and reports provided to Buyer are provided for informational purposes only and do not constitute representations or warranties of Seller of any kind, except as otherwise provided in this Agreement.

5.3 Buyer shall promptly commence and use commercially reasonable efforts to pursue its due diligence on the Property, which due diligence may include, but shall not be limited to, the following items:

(a)   Review of title and survey matters;

(b)   Review of Contracts and Information Materials;

(c) Obtain and review engineering reports on structural condition of the mechanical systems;

(d) Obtain and review environmental reports on oil, hazardous waste, and asbestos;

(e) Review of applicable zoning and other land use controls, and other permits, licenses, permissions, approvals and consents;

(f) Conduct tenant interviews, subject to Section 5.1 above; and

(g)   Review of all Leases affecting the Property;

provided, however, that Buyer's due diligence shall include applying for Prior Lender's consent to Buyer's assumption of Seller's obligations under the Prior Loan Documents, including Buyer's responding to requests for additional information from Prior Lender within three (3) business days of such requests.

Buyer shall complete its due diligence including, but not limited to the foregoing, no later than January 30, 1998 (the "Diligence Date"). In the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer in Buyer's sole and absolute discretion for any reason or for no reason, Buyer may elect, by written notice to Seller, received by Seller on or before the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrowed Amount shall be returned to Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination); provided, however, that the Inspection Fee shall remain the property of Seller. In the event Buyer does not terminate this Agreement on or before the Diligence Date, the Escrowed Amount shall become nonrefundable, except in the event of Seller's default under this Agreement or in the event Buyer's conditions precedent to close under
Section 6.5, below, are not met.

Notwithstanding anything to the contrary contained herein, if, as of the Diligence Date, Buyer, Seller and Prior Lender have been unable to agree upon the form and substance of the assumption documents to be executed by Buyer of Seller's obligations under the Prior Loan Documents, and the Prior Lender's consent thereto or Buyer has not been able to satisfy all of Prior Lender's conditions for such consent, Buyer may extend the Diligence Date to no later than February 13, 1998 (the "Extended Diligence Date") by providing written notice to Seller of such election. If Buyer elects to extend the Diligence Date to the Extended Diligence Date pursuant to the terms of this paragraph, all of Buyer's rights and obligations pertaining to the Diligence Date, as described in the preceding paragraph, shall apply to the Extended Diligence Date; provided, however, that Buyer may not further extend the Diligence Date under any circumstances. If Buyer elects to extend the Diligence Date, references throughout this Agreement to the "Diligence Date" shall be deemed to refer to the Extended Diligence Date.

Buyer acknowledges that as of the Closing it will have had an opportunity to conduct diligence on the Property and is acquiring the Property in its current condition based on its diligence. Buyer further acknowledges that neither Seller nor its employees, agents or representatives have made any representation or warranty as to the condition of the Property or the presence or absence of any hazardous materials on, in, under or within the Property or a portion thereof which survive the Closing hereunder except as expressly provided in this Agreement or in separate documents executed and delivered at Closing. THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY SELLER TO BUYER "AS IS," "WITH ALL FAULTS," AND SUBSTANTIALLY IN ITS CURRENT CONDITION. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT OR IN SEPARATE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING, NEITHER SELLER NOR ANY AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF SELLER) HAS MADE ANY GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (AND SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF) OR THE INFORMATION MATERIALS NOT PREPARED BY SELLER, OR ANY OTHER GUARANTEE, REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PORTION OF THE PROPERTY (OR ANY PART THEREOF) OR THE INFORMATION MATERIALS NOT PREPARED BY SELLER. FURTHER, SELLER SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. IN PARTICULAR, BUYER ACKNOWLEDGES AND AGREES THAT THE INFORMATION MATERIALS PROVIDED UNDER THIS AGREEMENT WHICH WAS NOT PREPARED BY SELLER (AND ANY OTHER INFORMATION BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS FROM SELLER OR ITS AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES BUT NOT INCLUDING INFORMATION PREPARED BY SELLER) IS DELIVERED TO BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS (EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN SEPARATE
DOCUMENTS EXECUTED AND DELIVERED AT CLOSING), AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD AS TO ANY OF THE PROPERTY (EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN SEPARATE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING); AND THAT BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY. The provisions of this paragraph shall survive the Closing.

5.4 Return of Documents. If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all documents, plans, surveys, contracts, Leases and the like delivered to Buyer or Buyer's agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement. In addition, Buyer shall promptly deliver to Seller, at Seller's sole costs and expense, copies of all materials prepared by third-parties obtained in connection with Buyer's diligence.

5.5 Confidentiality. Each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer is not disclosed. Each party hereto may discuss with and disclose to its directors, officers, employees, accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any securities law or interpretation thereof. This provision shall survive termination of this Agreement for a period of two (2) years after termination but shall terminate upon Closing. Buyer and Seller do not contemplate issuing a press release until after the Diligence Date. Any press release to be made prior to Closing regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and Seller, respectively both as to timing and content.

5.6 Indemnity. If any inspection or test disturbs any of the Property, Buyer will restore the Property to substantially the same condition as existed prior to any such inspection or test. Buyer shall keep the Property free and clear of any liens and will indemnify, defend, and hold Seller harmless from all losses, costs and damages including reasonable attorneys' fees incurred by Seller as a result of such entry or investigation by or on behalf of Buyer other than loss, cost or damage which is discovered (and not caused) by such investigation as a result of pre-existing conditions. Notwithstanding anything to the contrary contained in this Section 5.6, Buyer's indemnity of Seller excludes any loss as a result of any latent defects, loss due to gross negligence or willful misconduct of Seller, its agents, employees or representatives or loss due to discovery of environmental contamination; provided however, that neither Buyer, its employees, nor agents shall notify any third party (including, without limitation, any governmental agency) of the results of any such reports except as otherwise expressly required by applicable law and then only after written notice to and consultation with Seller. The obligations of Buyer contained in this Section 5.6 shall survive the termination of this Agreement for any reason for (a) a period of time equal to the statute of limitations applicable to the claim for the harm alleged with respect to third-party claims and (b) for a period of two (2) years with respect to claims of Seller.


                                  ARTICLE 6
                TITLE, SURVEY, CONDITIONS AND REPRESENTATIONS

6.1 Promptly following the execution of this Agreement Seller shall provide Buyer with

(a) a copy of the most recent survey or plat of the Real Property in Seller's possession, if any (the "Survey"); and

(b) a commitment for a standard ALTA Owner's Policy of Title Insurance showing Purchaser as insured, fee simple title to the Real Property as the insured estate and the Purchase Price as the insurance coverage amount (the "Title Commitment").

Within twenty (20) days of execution of this Agreement, Seller shall deliver to Buyer, an up-date of the existing ALTA as-built survey (the "New Survey") of the Real Property.

If (i) any matter disclosed on the New Survey or (ii) matters listed as exceptions in the Title Commitment are not each satisfactory to Buyer, in its sole and absolute discretion, it shall, within fourteen (14) days following receipt of the later of (a) the Title Commitment, (b) copies of all title exception documents and (c) the New Survey provide Seller with written notice of such objections and if Seller is unable or unwilling to cure such objections, prior to the Diligence Date, Buyer may terminate this Agreement as provided in
Section 5.3 above or waive such objection and proceed to Closing. Seller shall in all events be obligated to cure all objections constituting mortgages or other voluntary encumbrances securing the repayment of money, including, but not limited to, mechanics', materialmen's, laborers' or artisans' liens, on or before the Closing Date, other than the title exceptions related to the Prior Note, Prior Deed of Trust and Prior Loan Documents or liens incurred by or on behalf of tenants. To enable Seller to convey, Seller may, at the Closing use the Purchase Price or any portion thereof to clear title. Those exceptions or title deficiencies that appear on the Title Commitment and/or are disclosed on the New Survey and (i) are not objected to by Buyer or (ii) are waived in writing by Buyer shall be the "Permitted Encumbrances".

6.2 On the Closing Date, Seller shall convey by Special Warranty Deed to Buyer, title to all of the Real Property and the Improvements free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

(a)   The lien, if any, for real estate taxes not yet due and payable;

(b)   The Permitted Encumbrances;

(c)   The Leases disclosed to Buyer;

(d) All zoning, building and other laws applicable to the Property; and

(e) All matters which arise after the effective date of the Title Commitment which are agreed upon or consented to by Buyer in writing.

6.3 At the Closing, Seller shall assign the Leases and Contracts which are not to be terminated and intangible property, if any, to Buyer and Buyer shall assume Seller's obligations thereunder from and after the Closing Date and Seller shall convey the Personal Property to Buyer by quitclaim bill of sale.

6.4   Representations and Warranties

6.4.1 Seller hereby represents and warrants to Buyer as of the date of this Agreement as follows:

(a) Organization and Power. Seller is a general partnership validly existing under the laws of the State of Texas with all necessary legal power to enter into and perform its obligations hereunder and under any document or instrument required hereunder to be executed and delivered on behalf of Seller.

(b) Authorization and Execution. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary parties and no other proceedings on the part of Seller are necessary in order to permit it to consummate the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and (assuming valid execution and delivery by Buyer) is a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms.

(c) Rent Roll. The rent roll attached hereto as Schedule C has been prepared by Seller's property manager based on the Leases and is true, accurate and complete in all material respects.

(d) Governmental Notices. Seller has not received any written notice from a government agency that the location, construction, occupancy, operation, and use of the Property (including any improvements and equipment forming any part thereof) violate any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or similar body), or any restrictive covenant or deed restriction or zoning ordinance or classification affecting the Property, including, without limitation, all applicable building codes, flood disaster laws, and health and environmental laws and regulations (hereinafter sometime collectively called "Applicable Laws"). Seller has not received any written notice from a governmental agency that the Property and Seller are currently subject to any existing pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any Applicable Laws pertaining to health or the environment.

(e) No Oral Agreements. There are no oral agreements affecting the Property that will be enforceable after Closing against Buyer or the Property.

6.4.2 The representations and warranties contained in Section 6.4.1(c),  (d) and
(e) are hereby qualified to Seller's actual knowledge without further inquiry, except as provided below. Each representation or warranty contained in Section
6.4.1 is subject to being updated by Seller in writing on or before the Diligence Date and shall be deemed to have been amended and updated by any information delivered to or made available to Buyer and any other information obtained by Buyer in connection with its diligence (including but not limited to tenant estoppel certificates). For purposes of Section 6.4.1 actual knowledge of Seller without further inquiry shall mean the actual awareness of Richard S. Coomber and Kem C. Gardner provided that such individuals have no obligation to make further inquiry of any persons other than reasonable inquiry of the property manager, Gary Bullock.

6.4.3 Buyer hereby represents and warrants to Seller as of the date of this Agreement as follows:

(a) Organization and Power. Buyer is a real estate investment trust organized, existing and in good standing under the laws of the State of Texas and has the requisite power and authority to enter into and perform the terms of this Agreement.

(b) Authorization and Execution. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary parties and no other proceedings on the part of Buyer are necessary in order to permit it to consummate the transaction contemplated hereby. This Agreement has been duly executed and delivered by Buyer and (assuming valid execution and delivery by Seller) is a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms.

6.4.4 The representations and warranties of Seller contained in Section 6.4.1 shall not survive Closing.

6.5 The obligations of Buyer to consummate the transaction contemplated by this Agreement are subject to:

(a) The representations and warranties made by Seller in this Agreement being true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date;

(b) Buyer and Prior Lender agreeing upon the form and substance of the assumption documents to be executed by Buyer of Seller's obligations under the Prior Loan Documents, and the Prior Lender's consent thereto; and

(c) Buyer receiving estoppel certificates from Service Merchandise, BestBuy and Cinemark.

6.6 The obligations of Seller to consummate the transaction contemplated by this Agreement are subject to:

(a) The representations and warranties made by Buyer in this Agreement being true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date; and

(b) Seller and Prior Lender agreeing upon the form and substance of the assumption documents to be executed by Buyer of Seller's obligations under the Prior Loan Documents, and the Prior Lender's consent thereto.

                                  ARTICLE 7
                                   CLOSING

7.1 The consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur at the offices of the Title Company, Attention:
James Putnam, 1980 Post Oak Boulevard, Houston Texas 77056 at a time and on a date mutually acceptable to both Buyer and Seller on or before the Diligence Date (the "Closing Date"). It is agreed that time is of the essence in this Agreement.

7.2 On the Closing Date Seller shall deliver or cause to be delivered each of the following items to Buyer:

(a) A duly executed and acknowledged Special Warranty Deed conveying the Real Property and the Improvements to Buyer;

(b) Duly executed quitclaim bill of sale conveying the Personal Property to Buyer;

(c) Duly executed assignment and assumption of Leases (the "Assignment of Leases");

(d) Duly executed assignment and assumption of Contracts and intangible property (the "Assignment of Contracts");

(e) Duly executed assignment and assumption of Seller's obligations under the Prior Loan Documents together with Prior Lender's written consent thereto;

(f) Transfer tax statements (or similar affidavits or forms), if required of the Seller by local law to effect transfer or recordation of the Deed;

(g) Certificate of non-foreign status from Seller reasonably acceptable to Buyer in form and substance;

(h) Customary affidavits and indemnities sufficient for the Title Company to delete any exceptions for mechanic's or materialmen's liens from Buyer's title policy and such other affidavits relating to such title policy as the Title Company may reasonably request;

(i) Counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted (the "Closing Statement");

(j) Original tenant estoppel certificates, to the extent received;

(k) All business and accounting records pertaining to the operation of the Property in Seller's possession;

(l) All original Leases and tenant correspondence in each case, if in Seller's possession or in the possession of Seller's leasing agent or property manager;

(m)   Keys to all locks which manager has in its possession; and

(n) Notice letters from Seller and Buyer to tenants of the sale of the Property and assignment of the Leases.

(o) At Seller's expense (except for the cost of any endorsements which are to be paid by Buyer), an Owner's Title Policy based on the Title Commitment.

(p)  All  documents   customarily  and  reasonably  required  by  Title  Company confirming Seller's authority to sell the Property.


7.3 On the Closing Date Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

(a) Purchase Price for the Property in immediately available federal funds by 3:00 p.m. Eastern Time, as such Purchase Price may have been further adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount, in the manner provided for in Article 3;

(b)   Assignment of Leases;

(c)   Assignment of Contracts;

(d)   Counterpart original of the Closing Statement;

(e) Such other instruments as Seller may reasonably request to effectuate the transaction contemplated by this Agreement; and

(f) Duly executed assignment and assumption of Seller's obligations under the Prior Loan Documents together with Prior Lender's written consent thereto.

                                  ARTICLE 8
                          CASUALTY AND CONDEMNATION

8.1 If the Improvements are materially damaged by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

(a) to purchase the Property in its then condition and pay the Purchase Price, in which event Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, all amounts recovered or recoverable by Seller on account of any insurance as a result of such casualty plus the amount of any applicable deductible, less any amounts reasonably expended by Seller for partial restoration; or

(b) if any portion of the Improvements shall have been substantially destroyed (in Buyer's sole and absolute discretion), to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Title Company shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). For purposes of this subparagraph (b), "substantially destroyed" shall mean damage, in Seller's reasonable judgment, greater than $500,000.00.

8.2 If any portion of or interest in the Property shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire any portion of or interest in the Property (each an "Eminent Domain Taking"), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Seller's notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Title Company shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other. If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the deed all awards recovered or recoverable by Seller on account of such Eminent Domain Taking, less any amounts reasonably expended by Seller in obtaining such award.

                                  ARTICLE 9
                            BROKERAGE COMMISSIONS

Seller represents and warrants to Buyer that Seller has not used or employed any broker or brokers in connection with the negotiation, execution or consummation of the transaction contemplated by this Agreement other than Cushman & Wakefield of Texas, Inc. ("Seller's Agent"). Seller will indemnify, defend and hold Buyer harmless from and against any claims of Seller's Agent for any commission, finder's fee, or other compensation in connection with the transactions contemplated by this Agreement. Seller agrees to pay Seller's Agent its commission in accordance with a separate agreement between Seller and Seller's Agent.

Buyer represents and warrants to Seller that Buyer has not used or employed any broker or brokers in connection with the negotiation, execution or consummation of the transaction contemplated by this Agreement other than Dale Lewis of Graco Real Estate Development, Inc. ("Buyer's Agent"). Buyer will indemnify, defend and hold Seller harmless from and against any claims of Buyer's Agent for any commission, finder's fee, or other compensation in connection with the transactions contemplated by this Agreement. Buyer agrees to pay Buyer's Agent its commission in accordance with a separate agreement between Buyer and Buyer's Agent.

Buyer and Seller each hereby agree to indemnify, defend and hold the other harmless from and against any claims, losses, damages, costs, or expenses (including, but not limited to, reasonable attorney's fees) of any kind or character which arise as a result of breach of the foregoing representation and warranty. This Section 9 shall survive the Closing or earlier termination of the Agreement.

                                  ARTICLE 10
                      DEFAULT, TERMINATION AND REMEDIES

10.1 In the event that Seller shall have failed in any material respect adverse to Buyer on the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Seller on or before the Closing Date, Buyer shall have the following remedies, (i) the right to take any and all legal actions necessary to compel Seller's specific performance hereunder (it being acknowledged that damages at law would be an inadequate remedy), and to consummate the transaction contemplated by this Agreement in accordance with the provisions of this Agreement (such conveyance shall be deemed to satisfy and waive any other remedy) or (ii) the right to terminate this Agreement and receive the Escrowed Amount. Notwithstanding anything to the contrary contained herein, nothing in this Section 10.1 shall limit Buyer's rights against Seller for damages due to breach of confidentiality, breach of representations and warranties, or claims under indemnities.

10.2 If Buyer defaults in its obligation to close hereunder, Seller shall be entitled, as its sole and exclusive remedy, to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and Buyer shall direct the Title Company to release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and Seller's reasonable estimate of such damages. In the event that Buyer breaches the provisions of Section 5.5, above, in any material respect adverse to Seller on or before the Closing Date, Seller shall have the right to immediately terminate this Agreement by providing written notice to Buyer, which termination shall be effective as of the date of said notice, whereupon the Escrowed Amount shall be promptly returned to Buyer. If Buyer shall have failed in any material respect adverse to Seller on or before the Closing Date to have performed any of the other covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, Seller shall provide written notice to Buyer of such failure and Buyer shall have three (3) business days from the date of such notice to cure such failure; if Buyer shall fail to cure such failure with the said cure period, Seller shall have the right to immediately terminate this Agreement by providing written notice to Buyer, which termination shall be effective as of the date of said notice, whereupon the Escrowed Amount shall be promptly returned to Buyer; provided, however, that Seller's obligation to provide Buyer with a notice and cure period shall not apply if Buyer defaults in its obligations to close hereunder or if Buyer breaches the provisions of
Section 5.5 as described above. Notwithstanding anything to the contrary contained herein, nothing in this Section 10.2 shall limit Seller's rights against Buyer for damages due to breach of confidentiality, breach of representations and warranties, or claims under indemnities.


                                  ARTICLE 11
                                MISCELLANEOUS

11.1 Buyer may only assign or transfer its rights under this Agreement to an entity owned, or controlled by Buyer or which owns or controls Buyer. The covenants and agreements contained in this Agreement shall extend to and be obligatory upon the permitted successors and assigns of the respective parties to this Agreement.

11.2 Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given if (i) delivered by hand during regular business hours, (ii) sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, (iii) sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed or
(iv) sent by telecopier or facsimile transmission with confirmation copy by notice methods (i), (ii) or (iii), above, addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent. Any notice given by a party to Title Company shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Title Company.

(1)   If to Buyer:
      Weingarten Realty Investors
      2600 Citadel Plaza Drive, Suite 300
      Houston, Texas 77008
      Attention: President
      Telecopy: (713) 866-6049

with a copy to:

Weingarten Realty Management Company
2600 Citadel Plaza Drive, Suite 300
Houston, Texas 77008
Attention:  Mark D. Stout
Assistant Counsel
Telecopy: (713) 866-6049

(2)   If to Seller:

     Boyer Lubbock Associates
     c/o The Boyer Company
     Attn: Mr. H. Lewis Swain
     127 South 500 East, Suite 100
     Salt Lake City, Utah 84102
     Telecopy: (801) 521-4793

with a copy to:

Boyer Lubbock Associates
c/o PaineWebber Properties, Inc.
Attn: Mr. Richard Coomber
265 Franklin Street, 16th Floor
Boston, Massachusetts 02110
Telecopy: (617) 345-8725

with a copy to:

Goodwin, Procter and Hoar  LLP
Exchange Place
Boston, Massachusetts 02109
Attention: Andrew C. Sucoff, Esq.
Telecopy: (617) 277-8591

with a copy to:

Parr, Waddoups, Brown, Gee & Loveless
185 South State Street, Suite 1300
Salt Lake City, Utah 84147
Attention: Victor A. Taylor, Esq.
Telecopy: (801) 532-7750

(3) If to the Title Company:

     Stewart Title Company, Houston Division
     1980 Post Oak Boulevard
     Houston, Texas 77056
     Attention: James Putnam

Telecopy: (713) 629-2255

11.3 Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

11.4 The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

11.5 Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6 This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

11.7 This Agreement embodies the entire agreement between Seller and Buyer with respect to the transaction contemplated in this Agreement, and there have been and are no covenants, agreements, representations, warranties or restrictions between Seller and Buyer with regard thereto other than those set forth or provided for in this Agreement.

11.8 This Agreement shall be construed under and in accordance with the laws of the State of Texas.

11.9 This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

11.10 The Title Company has executed this Agreement only for the purpose of agreeing to perform the duties assigned to it under this Agreement. On or before the Diligence Date, Title Company is hereby authorized and directed to release the Escrowed Amount to Buyer promptly upon Buyer's written request, without joinder by Seller and not withstanding any objection interposed by Seller. This Agreement shall terminate upon any such request from Buyer pursuant to Section
5.3 above. After the Diligence Date the Title Company shall, upon receiving a copy of a notice given by a party in accordance with this Agreement claiming entitlement to all or a portion of the Escrowed Amount, give a notice to the other party that such claim of entitlement has been made. If the Escrowed Amount is in the form of a letter of credit and the expiry thereof has not been extended, Title Company shall cause the letter of credit to be drawn upon and hold the proceeds as the Escrowed Amount. The Title Company shall not cause or permit any portion of the Escrowed Amount to be disbursed until the expiration of five (5) days of giving such notice whereupon, if the party to whom such notice was given has not given the Title Company notice of its objection to a disbursement in accordance with the claim of entitlement, the Title Company shall cause a disbursement of the Escrowed Amount as requested. If such party timely objects, however, the Title Company shall retain the Escrowed Amount and not disburse any portion of the same unless directed by the mutual written direction of the parties. The Title Company shall at all times disburse the Escrowed Amount as required in a mutual written direction of the parties.

11.11 In the event of any disagreement between the parties, the Title Company shall retain all deposits pending instructions mutually agreed to by Seller and Buyer. In the event there is no mutual agreement by Seller and Buyer for disbursements, the Title Company shall hold said deposits pending a court order to disburse. The Title Company may conclusively rely on the authenticity, validity and effectiveness of any writing delivered to it, and Title Company shall not be obligated to make any investigation or determination, except as provided in the case of disputes as to the truth and accuracy of any information contained therein. Buyer and Seller agree to defend, indemnify and hold Title Company harmless from any liabilities, suits, claims, or expenses arising from or out of or in connection with Title Company's acts or failure to act hereunder, unless caused or created as a result of Title Company's gross negligence, and Title Company shall be entitled to reimbursement by Buyer and/or Seller for all reasonable costs and expenses incurred in the performance of its duties hereunder including, without limitation, all out-of-pocket expenses and reasonable attorneys fees of counsel retained by Title Company. Any such costs and expenses not paid by the parties after billing and supporting documentation by Title Company may be paid by Title Company out of the Escrowed Amount. If there is a settlement by Buyer and Seller prior to a court order, Buyer and Seller will share equally in the expenses incurred by the Title Company. Otherwise, the non-prevailing party shall assume full responsibility for the Title Company's expenses. Title Company is not required to advance or expend or risk its own funds or otherwise incur personal liability in performance of its duties hereunder and it may require advancement of funds by the parties.

11.12 Time is expressly declared to be of the essence of this Agreement.

11.13 The obligations of Seller hereunder shall be binding only on the Property and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the officers, directors, shareholders, or agents of Seller or any of their successors; provided, however, that if the Closing as contemplated by this Agreement occurs, the provisions of this Section 11.13 shall not apply to those obligations of Seller which are specifically provided to survive the Closing. The obligations of Buyer hereunder shall be binding only on the assets of Buyer and neither Seller nor anyone claiming by, through or under Seller shall be entitled to obtain any judgment creating personal liability on the part of the partners, officers, shareholders, or agents of Buyer or any of their successors or any affiliated entities.

11.14 As used herein, the term "business day" shall mean any day other than a Saturday, Sunday or federal holiday.

                                  ARTICLE 12
                         IRS FORM 1099-S DESIGNATION

12.1 In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule D at or prior to the Closing to designate the Title Company (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.

      IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first set forth above.

                                     SELLER:
                                    Boyer Lubbock Associates, a Texas general partnership

                                          By:  Lubbock G.C. Associates, Ltd.,
                                               a Utah limited partnership, its
                                               General Partner

                                          By:  The Boyer Company, L.C., a Utah
                                               limited liability company, its
                                               General Partner

                                          By:/s/ Kem C. Gardner
                                             ------------------
                                          Name:  Kem C. Gardner
                                          Title:  President and Manager

                                          By:  PaineWebber Income Properties
                                               Three Limited Partnership, a
                                               Delaware limited partnership, its
                                               General Partner

                                          By:  Third Income Properties, Inc., a
                                                Delaware corporation, its
                                                General Partner


                                          By:/s/ Richard S. Coomber
                                             ----------------------
                                          Name:  Richard S. Coomber
                                          Title:  Vice President


                                          BUYER:

                                          Weingarten Realty Investors, a Texas
                                          real estate investment trust


                                       By: /s/ M. Candace DuFour
                                           ---------------------
                                      Name:  M. Candace DuFour
                                     Title:  Vice President

                                 TITLE COMPANY:

                                    STEWART TITLE COMPANY

                                    By:  /s/ James Putnam
                                         ---------------
                                    Name:  James Putnam
                                    Title:

                                  SCHEDULE A

Legal Description of Real Property

TRACT A-1, A REPLAT OF TRACTS A-G, AVALON ADDITION to the City of Lubbock, Lubbock County, Texas, according to the Map, Plat and/or Dedication Deed thereof recorded in Volume 1589, Page 345 and refiled in Volume 1756, Page 283 of the Deed Records of Lubbock County, Texas.

                                  SCHEDULE B

      Description of Personal Property and Intangible Property

All equipment, fixtures, mechanical systems and other personal property owned by Seller and located on or affixed to the Property. All of the following to the extent they (a) relate to or arise out of the design, construction, ownership, use, leasing, maintenance, service or operation of the Real Property, Improvements or Leases (b) are owned or held by Seller and (c) can be sold or assigned without consent of a third party: (i) Contracts, as defined in Section 5.2, above, to the extent Buyer elects to take assignment thereof, (ii) warranties, guaranties, licenses, permits, or similar documents (iii) telephone exchanges, trade names (including, but not limited to, "Central Plaza"), marks, all goodwill attributable to or associated with such trade names and marks, and other identifying material used by Seller in the operation of the Property, (iv) plans, drawings, specifications, surveys, engineering reports, environmental reports and audits, government or regulatory compliance reports, such as, American with Disabilities Act compliance reports, equipment manuals, and other technical manuals and descriptions, and (v) insurance contracts or policies, to the extent that Buyer elects to take assignment thereof.

                                  SCHEDULE C

                                  Rent Roll

                                See attached.

                                  SCHEDULE D

                          1099 Designation Agreement


This AGREEMENT is made this ____ day of ________, 1997 by and between the TRANSFEROR, Boyer-Lubbock Associates, a Texas general partnership with a address c/o PaineWebber Properties, Inc. 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110, the TRANSFEREE, Weingarten Realty Investors, a Texas real estate investment trust with an address of 2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008 and the DESIGNEE, STEWART TITLE COMPANY, located at 1980 Post Oak Boulevard, Houston, Texas 77056.

The TRANSFEROR is the present owner of certain property (the "Premises") located in Lubbock, Texas as more particularly described in a Purchase and Sale Agreement (the "Agreement") dated ________ ____, 1997, by and between the TRANSFEROR and the transferee.

In order to comply with information reporting requirements provided by Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties hereby agree as follows:

(1) to designate DESIGNEE as the party who shall be responsible for reporting to the Internal Revenue Service (the "IRS") the sale of the Premises on IRS form 1099-S;

(2) to provide DESIGNEE with the information necessary to complete Form 1099-S;

(3) that DESIGNEE shall provide all parties to this transaction with a copy of the IRS Form 1099-S filed with the IRS and with any documentation used to complete IRS Form 1099-S;

(4) that DESIGNEE shall not be liable for the actions taken under this Agreement or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the DESIGNEE;

(5) that the parties shall indemnify DESIGNEE for any costs and expenses incurred as a consequence of the actions taken under this Agreement, except as they may be the result of gross negligence or willful misconduct on the part of the DESIGNEE; and

(6) that the Designee will retain this Agreement for four (4) years following December 31 of the calendar year in which the date of closing occurs.

                                     SELLER:
                                    Boyer Lubbock Associates, a Texas general partnership

                                          By:  Lubbock G.C. Associates, Ltd.,
                                               a Utah limited partnership, its
                                               General Partner

                                          By:  The Boyer Company, L.C., a Utah
                                               limited liability company, its
                                               General Partner

                                          By:______________________________
                                          Name:
                                          Title:

                                          By:  PaineWebber Income Properties
                                               Three Limited Partnership, a
                                               Delaware limited partnership, its
                                               General Partner

                                          By:  Third Income Properties, Inc.,
                                               a  Delaware corporation, its
                                               General Partner


                                          By:______________________________
                                          Name:
                                          Title:


                                          BUYER:

                                          Weingarten Realty Investors, a Texas
                                          real estate investment trust


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:

                                    DESIGNEE:

                                    STEWART TITLE COMPANY


                                    By:  __________________________________
                                    Name:
                                    Title:

                                  SCHEDULE E

                             ESTOPPEL CERTIFICATE


Weingarten Realty Investors
Suite 300
2600 Citadel Plaza Drive
Houston, TX 77008

Re:   Shopping Center: Central Plaza Shopping Center (the "Property"); Lease
Date: ____________________________ between ______________ ("Landlord") and
_______________ ("Tenant") doing business as _________________; Net Rentable
Square Footage Leased: ______________________; Store Address:
_____________________, Lubbock, Texas (the "Premises")

Gentlemen:

We, the undersigned Tenant, under the Lease described above (the "Lease"), certify to Weingarten Realty Investors and its successors and assigns as the prospective purchaser of the Property ("Purchaser"), the following:

1 Attached hereto as Exhibit ?A? is a true, correct, and complete copy of the Lease, including all amendments, exhibits, and Addenda thereto.

2 There has not been a cancellation, modification, assignment, renewal, extension, or amendment to the Lease, except the following (true and correct copies of all of which are attached hereto and initialed by Tenant):

------------------------------------------------------------------------------.

3 All of the Minimum Rent provided in the Lease to be paid has been paid through ___________________, 19__. Tenant has paid the percentage rental payable for the prior Lease Year (or Fiscal Year) ending _______________, which percentage rental was in the amount of $__________________. The amount of rent prepaid, if any, is $_________, and the security deposit made, if any, is $_________________________.

4 Other than the Lease, there are no other agreements, written or oral, between Landlord and Tenant regarding the Premises or Tenant's obligation to pay rentals under the Lease, and Tenant does not claim a right to any concessions, free rent, or rental abatement other than as set forth in the Lease.

5 Tenant acknowledges that the current monthly rental payable to Landlord (exclusive of Percentage Rent) is as follows:

Minimum Rental                $
Common Area Payment           $                            /(mo.)(yr.)
                               ---------------------------------------
Tax Payment                   $                            /(mo.)(yr.)
                               ---------------------------------------
Insurance Payment             $                            /(mo.)(yr.)
                               ---------------------------------------
Merchants Association         $
Other (Please Specify)        $

6 Tenant currently pays for utilities used in the Premises by making payments to: __________________________________ [if to Landlord, such payments are
$_________________________/month and are (fixed)(subject to adjustment)].

7 The Lease commenced on _________________, 19___, and the rent commenced on ___________________, 19__. The Lease terminates on ____________, 19___, and
Tenant is not entitled to any renewal options except _____________ options to extend, of _______________________ months each. By the exercise of all such renewal options, Tenant may extend the Lease until _____________, 19___.

8 The Lease is in full force and effect and Tenant does not have any presently existing claims against Landlord or an offsets against rent due under the Lease. There are no (i) defaults of Landlord under the Lease, (ii) existing circumstances which with the passage of time, or notice, or both, would give rise to a default under the Lease, (iii) existing rights to abate, reduce or offset sums against rent or terminate this Lease because of any other condition, or (iv) existing circumstances which with the passage of time, or notice, or both, would give rise to a right to abate, reduce or offset sums against rent or terminate the Lease.

9 The Premises have been completed and accepted and are in conformity with the terms of the Lease. Tenant has been paid all sums (if any) with respect to allowances for construction performed at the Premises by Tenant.

10 Neither the Tenant nor any general partners of Tenant (in the case of a partnership tenant), or any guarantor or other person or entity liable on the Lease has filed a petition in bankruptcy that has not been dismissed as of the date hereof, has been subject to an involuntary petition in bankruptcy which has not been dismissed, has made an assignment for the benefit of any creditor(s), or has been adjudged to be bankruptcy or insolvent by a court of competent jurisdiction.

11 The Tenant has not received any option to purchase any portion of the Premises or the Property, or any option or right of first refusal relative to the Premises or additional space on the Property, except as follows:

-------------------------------------------------------------------------
------------------------------------------------------------------------.

12 Any notices which may or shall be given to Tenant under the terms of the Lease are to be sent to Tenant at the following address:

---------------------------------------------------------------------------
-------------------------------------------------------------------------.

13 The undesigned has all requisite authority to execute this Estoppel Certificate on behalf of Tenant. The undersigned acknowledges that Purchaser has requested the information contained herein for purposes of confirming and clarifying certain provisions of the Lease and is relying (and will rely) on the truth and accuracy of the representations made herein and upon the authority of the undersigned to execute this Estoppel Certificate on behalf of Tenant, in connection with Purchaser's decision to purchase (or not to purchase) the Property.

                                          Very truly yours,



                                        -------------------------------




By:___________________________________

Name:_________________________________

Title:________________________________

                                          Date:___________________, 19____


                                                ("Tenant")



The undersigned guarantors of the Lease join in this estoppel to ratify and confirm that the guaranty of Lease is and remains in full force and effect.


-----------------------------------       ---------------------------------
(NAME)                                    (NAME)
Date: _______________, 199_               Date: _______________, 199_

                            SPECIAL WARRANTY DEED

STATE OF TEXAS
County of Lubbock

KNOW ALL PERSONS BY THESE PRESENTS:

THAT BOYER LUBBOCK ASSOCIATES, a Texas general partnership ("Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by WRI/Central Plaza, Inc., a Texas corporation ("Grantee"), having a mailing address of 2600 Citadel Plaza Drive, Houston, Texas 77008, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does hereby GRANT, SELL AND CONVEY, unto Grantee all of the real property described in Exhibit A attached hereto and made a part hereof for all purposes, together with the buildings, structures, improvements and fixtures (collectively the "Improvements") now located thereon and the rights appurtenant thereto, including, to the extent owned or held by Seller, mineral rights, utility and waste-water capacity rights, rights under reciprical easements and restrictive covenants, rights under any recorded or unrecorded instruments benefiting the real property, strips, gores, and adjoining tracts owned by Grantor and reversionary rights (collectively with the real property and the Improvements, the "Property").

This conveyance is made subject to (i) those matters shown in the public records, including those exceptions and encumbrances (collectively, the "Permitted Exceptions") set forth in Exhibit B attached hereto and made a part hereof for all purposes, but only to the extent that the same are valid and existing and effect the Property and (ii) unrecorded written leases.

TO HAVE AND TO HOLD the Property, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND, all singular, the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise; subject to the Permitted Exceptions.

GRANTEE, BY GRANTEE?S ACCEPTANCE OF THIS SPECIAL WARRANTY DEED ACKNOWLEDGES THAT GRANTEE HAS INSPECTED THE PROPERTY AND IS SATISFIED AS TO THE CONDITION OF SAME AND THAT GRANTEE ACCEPTS THE PROPERTY ?AS IS? AND ?WHERE IS? AND WITH ALL FAULTS, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, SPECIFICALLY, WITHOUT LIMITATION, ANY WARRANTY AS TO HABITABILITY, SUITABILITY, MERCHANTABILITY, CONDITIONED OR FITNESS FOR A PARTICULAR PURPOSE, SAVE AND EXCEPT THE SPECIAL WARRANTY OF TITLE CONTAINED HEREIN.

WITNESS Grantor's hand this 3rd day of March, 1998.

                                    GRANTOR:

                                    BOYER LUBBOCK ASSOCIATES,
                                    a Texas general partnership

                                    By:  LUBBOCK G.C. ASSOCIATES, LTD.,
                                         a Utah limited partnership, general
                                         partner

                                         By: THE BOYER COMPANY, L.C.,
                                             a Utah limited liability company,
                                         Its:  General Partner

                                          By:  /s/ Kem C. Gardner
                                               ------------------
                                          Name: Kem C. Gardner
                                          Title: President and Manager

                                    By:   PAINEWEBBER INCOME PROPERTIES THREE
                                          LIMITED PARTNERSHIP,
                                          a Delaware limited partnership, its
                                          General Partner

                                         By: THIRD INCOME PROPERTIES, INC., a
                                             Delaware corporation, its
                                             General Partner

                                          By:  /s/ Richard S. Coomber
                                               -----------------------
                                          Name:  Richard S. Coomber
                                          Title:  Vice President

                                          GRANTEE:

                                          WRI/CENTRAL PLAZA, INC., a Texas
                                          corporation


                                          By: /s/ M. Candace DuFour
                                              ---------------------
                                          Name:  M. Candace DuFour
                                          Title:  Vice President

                                  EXHIBIT A

TRACT A-1, A REPLAT OF TRACTS A-G, AVALON ADDITION to the City of Lubbock, Lubbock County, Texas, according to the Map, Plat and/or Dedication Deed thereof recorded in Volume 1589, Page 345 and refiled in Volume 1756, Page 283 of the Deed Records of Lubbock County, Texas.

                                  EXHIBIT B

                            Permitted Encumbrances


Twenty foot Public Utility Easements as shown on Plat in Volume 1546, Page 850 and Volume 1589, Page 345 of the Deed Records of Lubbock County, Texas.

Right of Way Easement granted to Pioneer Natural Gas Co., as recorded in Volume 1627, Page 775 of the Deed Records of Lubbock County, Texas.

Right of Way Easement granted to Southwestern Bell Telephone Co. As recorded in Volume 1944, Page 677 of the Deed Records of Lubbock County, Texas.

Twenty eight foot access easement (with ten foot underground utility easement along northern edge thereof) as shown on Plat in Volume 1958, Page 27 of the Deed Records of Lubbock County, Texas.

Memorandum of Lease Agreement dated July 23, 1992 between Boyer Lubbock Associates and Cinemark USA, Inc., and the terms and conditions contained therein, as recorded in instrument recorded in Volume 3937, Page 248 of the Real Property Records of Lubbock County, Texas as modified by terms of Subordination, Non-Disturbance and Attornment Agreement dated December 30, 1994, between Amresco Capital Corporation, Lender", Boyer-Lubbock Associates, "Landlord", and Cinemark USA, Inc. "Tenant", recorded in Volume 4771, Page 231 of the Real Property Records of Lubbock County, Texas.

Memorandum of Lease Agreement dated April 18, 1986 between Lubbock G.C. Associates and H. J. Wilson Co., Inc., and the terms and conditions contained therein as recorded in instrument recorded in Volume 2244, Page 17 of the Real Property Records of Lubbock County, Texas.

Access Easement granted in instrument recorded in Volume 1589, Page 345 of the Deed Records of Lubbock County, Texas.

Deed of Trust dated December 30, 1994 recorded in Volume 4766, Page 167 of the Real Property Records of Lubbock County, Texas, executed by Boyer Lubbock Associates, a Texas General Partnership in favor of Mark L. Morganfield,
Trustee, securing the payment of one note in the principal amount of $4,200,000.00 bearing interest and payable as therein provided to the order of Ameresco Capital Corporation, a Texas corporation; together with all indebtedness of whatsoever nature secured or to be secured thereby and the terms, conditions and stipulations contained in such instruments. Said lien having been assigned to State Street Bank and Trust Company, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp. by instrument dated July 31, 1995 recorded in Volume 5224, Page 31 of the Real Property Records of Lubbock County, Texas. Said Lien being additionally secured by Assignment of Leases and/or Rents dated December 30, 1994 recorded in Volume 4766, Page 207 of the Real Property Records of Lubbock County, Texas. Said assignment of Leases and Rents transferred to State Street Bank and Trust by instrument recorded in Volume 5224, Page 31 of the Real Property Records of Lubbock County, Texas.

                        CENTRAL PLAZA SHOPPING CENTER
                                LUBBOCK, TEXAS

                          ASSIGNMENT AND ASSUMPTION
                       OF LEASES AND SECURITY DEPOSITS


THIS   ASSIGNMENT  AND   ASSUMPTION  OF  LEASES  AND  SECURITY   DEPOSITS  (this
"Assignment") is entered into as of the 3rd of March, 1998, between Boyer Lubbock Associates ("Assignor"), a Texas general partnership with an address c/o Lubbock G.C. Associates, Ltd., 127 South 500 East, Suite 100, Salt Lake City, Utah 84102, and WRI/CENTRAL PLAZA, INC. ("Assignee"), a Texas corporation, with an address of 2600 Citadel Plaza Drive, Houston, Texas 77008.

1. Property. The "Property" means the real property located in the County of Lubbock, State of Texas, commonly known as "Central Plaza Shopping Center" and located in Lubbock, Texas more particularly described on Exhibit "A" attached hereto, together with the building, structures, fixtures and other improvements ("Improvements") located thereon.

2. Leases. The "Leases" means those leases, tenancies, rental agreements and occupancy agreements affecting the Property which are described in Exhibit B attached to this Assignment.

3. Security Deposits. "Security Deposits" means those security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered. The Security Deposits are set forth on attached Exhibit C.

4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire interest of Lessor or Landlord in and to the Leases and the Security Deposits.

5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases (a) for any matters addressed in the Tenant Estoppels or (b) which are applicable to the period and required to be performed from and after the date hereof. Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits, to the extent Assignee received a credit at the closing of the transaction, if, when and as required by the Leases.

6. Attorneys' Fees. If either Assignee or Assignor, or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

8. Counterparts. This Assignment may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                                          ASSIGNOR:
                                          BOYER LUBBOCK ASSOCIATES, a Texas
                                          general partnership

                                          By:  Lubbock G.C. Associates,
                                               Ltd., a Utah limited Partnership,
                                               its general partner

                                          By:  The Boyer Company, L.C., a Utah
                                               limited liability company, its
                                               general partner

                                          By:  /s/ Kem C. Gardner
                                               ------------------
                                               Name:  Kem C. Gardner
                                               Title:  President and Manager

                                          By:  PaineWebber Income Properties
                                               Three Limited Partnership, a
                                               Delaware limited partnership, its
                                               general partner

                                          By:   Third Income Properties, Inc.,
                                                a Delaware corporation, its
                                                general partner

                                          By:  /s/ Richard S. Coomber
                                               ----------------------
                                               Name:  Richard S. Coomber
                                               Title:  Vice President

                                          ASSIGNEE:
                                          WRI/CENTRAL PLAZA, INC.


                                          By:   /s/ M. Candace DuFour
                                                ---------------------
                                          Name:  M. Candace DuFour
                                          Title:  Vice President

                                  EXHIBIT A

TRACT A-1, A REPLAT OF TRACTS A-G, AVALON ADDITION to the City of Lubbock, Lubbock County, Texas, according to the Map, Plat and/or Dedication Deed thereof recorded in Volume 1589, Page 345 and refiled in Volume 1756, Page 283 of the Deed Records of Lubbock County, Texas.

                                  EXHIBIT B

                                    LEASES

      [To be provided by Assignee and confirmed by Assignor, and to include all tenants and Leslie's Pools, but except Islands Tanning]

                                  EXHIBIT C

                              SECURITY DEPOSITS

Lessee                                    Amount
------                                    ------

State Farm Insurance                      $1,000.00

Vision One Assoc.                         $4,666.67

Command Performance                       $1,041.67

                        CENTRAL PLAZA SHOPPING CENTER
                                LUBBOCK, TEXAS


                                 BILL OF SALE

THIS BILL OF SALE (this "Bill of Sale") is executed as of the 3rd day of March, 1998, by Boyer Lubbock Associates ("Seller"), a Texas general partnership having an address c/o Lubbock G.C. Associates, Ltd., 127 South 500 East, Suite 100, Salt Lake City, Utah 84102, in favor of WRI/CENTRAL PLAZA, INC. ("Purchaser"), a Texas corporation, having an office at 2600
Citadel Plaza Drive, Houston, Texas 77008.

1. Real Property. The "Real Property" shall mean the land located in the County of Lubbock, State of Texas, commonly known as "Central Plaza Shopping Center" and located in Lubbock, Texas, being more particularly described on Exhibit A attached hereto and made a part hereof, and the buildings, structures, improvements and fixtures now located thereon (collectively, the "Improvements") and the rights appurtenant thereto.

2. Personal Property. The "Personal Property" shall mean those certain articles of personal property and tangible property which are described in Exhibit B attached to this Bill of Sale, and, to the extent owned by Seller, all personal property of every kind or description now located in, on or affixed to the Real Property or Improvements.

3. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property to Purchaser.

4. As Is. The Personal Property is sold, transferred and delivered by Seller and hereby accepted by Purchaser in its current "as is" condition, without any warranties, covenants or representations by Seller. Without limiting the generality of the foregoing, the Personal Property is transferred, sold and delivered without any express or implied warranty of merchantability or fitness.

5. Counterparts. This Bill of Sale may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.


                                          BOYER LUBBOCK ASSOCIATES, a Texas
                                          general partnership

                                          By:  Lubbock G.C. Associates, Ltd.,
                                               a Utah limited Partnership, its
                                               general partner

                                          By:   The Boyer Company, L.C., a
                                                Utah limited liability company,
                                                its general partner

                                          By:  /s/ Kem C. Gardner
                                               ---------------
                                               Name:  Kem C. Gardner
                                               Title:  President and Manager

                                          By:  PaineWebber Income Properties
                                               Three Limited Partnership, a
                                               Delaware limited partnership, its
                                               general partner

                                          By:   Third Income Properties, Inc.,
                                                a Delaware corporation, its
                                                general partner

                                          By:  /s/ Richard S. Coomber
                                               ----------------------
                                               Name:  Richard S. Coomber
                                               Title:  Vice President

                                  EXHIBIT A


TRACT A-1, A REPLAT OF TRACTS A-G, AVALON ADDITION to the City of Lubbock, Lubbock County, Texas, according to the Map, Plat and/or Dedication Deed thereof recorded in Volume 1589, Page 345 and refiled in Volume 1756, Page 283 of the Deed Records of Lubbock County, Texas.

                                  EXHIBIT B
                            PERSONAL PROPERTY LIST


All equipment, fixtures, mechanical systems and other personal property owned by Seller and located on or affixed to the Real Property or Improvements. All of the following to the extent they (a) relate to or arise out of the design, construction, ownership, use, leasing, maintenance, service or operation of the Real Property or Improvements; (b) are owned or held by Seller and; (c) can be sold or assigned without consent of a third party: (i) warranties, guaranties, licenses, permits or similar documents, including, but not limited to, any roofing warranty or guarantee issued to Seller by Tamko Roofing Products, to the extent transferrable, (ii) telephone exchanges, trade names (including, but not limited to, "Central Plaza"), marks, all goodwill attributable to or associated with such trade names and marks, and other identifying material used by Seller in the operation of the Real Property, and (iii) plans, drawing, specifications, surveys, engineering reports, environmental reports and audits, government or regulatory compliance reports, such as Americans With Disability Act compliance reports, equipment manual, and other technical manuals and description.

                          INDEMNIFICATION AGREEMENT


This Indemnification Agreement (this "Agreement") is given as of this 3rd day of March, 1998, by WRI/Central Plaza, Inc., a Texas corporation (the "Indemnity") and Weingarten Realty Trust, a Texas real estate investment trust ("Weingarten") for the benefit of Boyer Lubbock Associates ("Boyer"), PaineWebber Income Properties Three Limited Partnership ("PWIP3") and Lubbock G.C. Associates, Ltd. ("Lubbock G.C.") (Boyer, PWIP3 and Lubbock G.C. are known hereafter collectively as the "Indemnified Party").

WHEREAS, Boyer, as Seller, and Weingarten, as Buyer, entered into that certain Purchase and Sale Agreement (the "Purchase Agreement"), dated as of January 16, 1998, concerning the sale and acquisition of certain property commonly referred to as Central Plaza Shopping Center, located in Lubbock County, Texas and more particularly described on Exhibit A attached hereto and incorporated herein by reference (the "Property"); and

WHEREAS,  by Letter  Notice dated as of February 16, 1998,  Weingarten  notified
Boyer  that  Weingarten's   nominee  under  the  Purchase   Agreement  would  be
Indemnitor; and

WHEREAS, Weingarten owns one hundred percent (100%) of the stock of Indemnitor (the "Indemnity's Stock"); and

WHEREAS, the Property is being sold to Indemnitor subject to that certain loan in the original principal amount of $4,200,000.00 from AMRESCO Capital Corporation (succeeded in interest by State Street Bank and Trust Company as Trustee for JP Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1995-C1) ("Lender") to Boyer, as Borrower (the "Existing Loan");

WHEREAS, on the Closing Date (as defined in the Purchase Agreement) the Existing Loan is being assigned to and assumed by Indemnitor on the terms and provisions set forth in that certain Loan Assumption Agreement (the "Assumption Agreement"), dated of even date herewith, among Indemnitor, Boyer and Lender;

WHEREAS, the Assumption Agreement provides that Lender releases the Indemnified Party from all obligations and liabilities under the Note, the Loan Documents and the Prior Owner's Loan Documents (as such terms are defined in the Assumption Agreement) which accrue from and after the Effective Date (as such term is defined in the Assumption Agreement);

WHEREAS, pursuant to Section 6.5 of the Purchase Agreement, the obligation of Boyer to close on the Closing Date is conditioned and contingent upon Boyer and Lender agreeing upon the form and substance of the assumption documents, and further, pursuant to Section 3.1, a portion of the Purchase Price is required to be paid by Buyer's assumption and Lender's release of all of Seller's obligations under the Loan Documents (as such term in this instance is defined under the Purchase Agreement); and

WHEREAS, in order to effect the full release of Seller with respect to obligations and liabilities arising and accruing under the Note, the Loan Documents and the Prior Owner's Loan Documents prior to or simultaneously with the Effective Date, Indemnitor has agreed to deliver this Indemnity to the Indemnified Party.

NOW THEREFORE, as a material inducement to Indemnified Party to consummate the sale of the Property to the Indemnitor, the undersigned agree as follows:

1. Indemnification. From and after the date hereof, Indemnitor agrees to indemnify, defend, and hold harmless Indemnified Party from and against all liabilities, claims, actions, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees, and expenses (including reasonable costs and fees associated with any appeals) (collectively, "Losses") which Losses are threatened, incurred or suffered by Indemnified Party, or any Indemnified Party, based upon, arising out of, in connection with or by reason of any liability or obligation relating to the Note, the Loan Documents or the Prior Owner's Loan Documents, arising or accruing with respect to any period prior to, simultaneously with or after the Effective Date; provided, however, that Indemnitor shall not indemnify, defend or hold harmless Indemnified Party, collectively or individually, for Losses threatened, incurred or suffered by Indemnified Party, collectively or individually, which arise as a direct result of (i) any material misstatement of fact made by Indemnified Party, collectively or individually, in the Note, the Loan Documents or the Prior Owner's Loan Documents; (ii) any fraud committed by Indemnified Party, collectively or individually occurring on or before Effective Date; (iii) any misapplication or conversion of funds under the Note, the Loan Documents or the Prior Owner's Loan Documents occurring on or before the Effective Date; or (iv) any gross negligence or willful misconduct of Indemnified Party, collectively or individually occurring on or before the Effective Date.

2. Covenant of Indemnitor. Indemnitor agrees not to incur any debt secured by the Property or Indemnitor's Stock other than the Existing Loan, and further agrees not to incur any other debt except for trade payables or capitalized expenditures up to $500,000.00 in the ordinary course of business.

3.  Subordination  and Covenant of Weingarten.  Weingarten agrees to subordinate
(a) any loans made by Weingarten or any of its  affiliates to the  Indemnitor or
(b) other funds or securities of any kind contributed to the Indemnitor or the Property to any obligations to Indemnified Party arising under this Agreement. Weingarten further agrees not to sell transfer, pledge, assign, convey, encumber, hypothecate Indemnitor's Stock.

4. Weingarten Obligation. In the event, but only in the event, (i) Indemnitor breaches the covenant in Paragraph 2, above or (ii) Weingarten breaches the covenant in Paragraph 3, above (herein such breaches as described in Paragraphs 4(i) and 4(ii) shall be collectively called "Triggering Events" or individually called a "Triggering Event"), Weingarten agrees to assume at the time such Triggering Event occurs, without any further acts, Indemnitor's obligations under this Agreement. Except for the covenants and agreements contained in Paragraph 3 above, Weingarten shall have no responsibility or liability under this Agreement, of any nature or to any extent, to Indemnified Party, collectively or individually, unless and until the occurrence of a Triggering Event.

5. Binding. This Agreement shall be binding and inures to the benefit of the parties hereto and their respective successors and assigns.

6. Counterparts. This Agreement may be executed in more than one counterpart, all of which shall constitute one document.

      DOCUMENT CONTINUES ON NEXT PAGE

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.


INDEMNITOR:                   WRI/CENTRAL PLAZA




                                    By:  /s/ M. Candace DuFour
                                         ---------------------
                                    Name:  M. Candace DuFour
                                    Title:  Vice President


                                    WEINGARTEN REALTY INVESTORS


                                    By:  /s/ M. Candace DuFour
                                         ---------------------
                                    Name:  M. Candace DuFour
                                    Title:  Vice President

                                  EXHIBIT A

                              LEGAL DESCRIPTION


TRACT A-1, A REPLAT OF TRACTS A-G, AVALON ADDITION to the City of Lubbock, Lubbock County, Texas, according to the Map, Plat and/or Dedication Deed thereof recorded in Volume 1589, Page 345 and refiled in Volume 1756, Page 283 of the Deed Records of Lubbock County, Texas.

                              FIRST AMENDMENT TO
                         PURCHASE AND SALE AGREEMENT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into between BOYER LUBBOCK ASSOCIATES, a Texas general partnership (hereinafter called "Seller"), and WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called "Buyer"), effective as of the date hereinafter provided.

      WHEREAS,  Seller and Buyer  entered  into that  certain  Purchase and Sale
Agreement executed by Buyer and Seller effective as of January 16, 1998, although not necessarily executed by the parties on that date (the "Agreement"); and

      WHEREAS, pursuant to the terms of Section 5.3 of the Agreement, Buyer notified Seller by letter dated January 29, 1998 that Buyer has extended the Diligence Date (as that term is defined in the Agreement) to February 13, 1998;

      WHEREAS, Seller and Buyer desire to amend the Agreement to extend the Diligence Date and the date of Closing;

      WHEREAS, Seller and Buyer also desire to modify the Agreement to allocate responsibility between the parties of certain fees and expenses to be charged by AMRESCO Services, L.P. in connection with the transfer and assumption of the loan.

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

            1. Seller and Buyer each confirms the truth and accuracy of the recitals, each of which are made a part of this Amendment.

            2. All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

            3. Section 5.3 of the Agreement is hereby modified as follows: The first sentence of the last paragraph on page 8 of the Agreement is hereby deleted in its entirety, and the following sentence is added to Section
      5.3 in replacement of that deleted sentence:

                  "Buyer shall complete its due diligence including, but not limited to the foregoing, no later than February 20, 1998 (the 'Diligence Date')."

            4. Reference is hereby made to that certain letter dated January 26, 1998 from Mr. Charles H. Kimball, Jr., Asset Manager of AMRESCO Services, L.P., to Seller and Buyer (the "Approval Notice") and that certain letter dated February 5, 1998 from Mr. Kimball to Seller and Buyer (the "Revised Approval Notice"). In paragraph 4 of the Approval Notice, Prior Lender requires the payment of all legal and title expenses necessary to document and close the loan assumption transaction contemplated in the Approval Notice. Prior Lender estimates that the requisite legal fees will equal $4,200.00 (the "Legal Fee Estimate") and requires that such amount be paid as a condition to commencing the legal work for the loan assumption. In the Revised Approval Notice, the Prior Lender requires the payment of a processing fee in the amount of $3,000.00 (the "Processing Fee") and states that the payment of such Processing Fee is a condition to the preparation of the legal documentation for the loan assumption.

            5. Pursuant to Section 3.8 of the Agreement, Seller is responsible for the payment of all transfer fees, processing fees, application fees, and similar charges assessed by the Prior Lender and including the Prior Lender's reasonable attorney's fees incurred in connection with the loan assumption. Under Section 3.8, Seller is responsible for the payment of the Legal Fee Estimate and the Processing Fee. In consideration for the extension of the Diligence Date as provided in this Amendment, Seller and Buyer hereby modify and amend the terms of that Section 3.8 to provide that Buyer shall pay to Prior Lender, on Seller's behalf, the Legal Fee Estimate and the Processing Fee. If this transaction closes as contemplated under the terms of the Agreement, as hereby amended, Seller shall credit Buyer at Closing the amount of $7,200.00, such amount being the aggregate amount of the Legal Fee Estimate and the Processing Fee. If the transaction does not close solely due to the Buyer's default under the terms of the Agreement, as hereby amended, or Buyer's exercise of its election not to proceed with the purchase of the Property pursuant to rights granted in Section 5.3 of the Agreement, including, but not limited to, Buyer's rights, pursuant to Section 6.1, to terminate as provided in
      Section 5.3, as hereby amended, then Buyer shall solely bear the cost of the Legal Fee Estimate and the Processing Fee; it being understood that in those circumstances, Seller shall not be required to reimburse Buyer for the Legal Fee Estimate and Processing Fee paid by Buyer to the Prior Lender. If, on the other hand, the transaction contemplated by the Agreement does not close for any other reason (that being any reason other than Buyer's default under the terms of the Agreement, as hereby amended, or Buyer's exercise of its right not to proceed with closing under Section
      5.3 of the Agreement, including but not limited to, Buyer's rights, pursuant to Section 6.1, to terminate as provided in Section 5.3)(any of such other reasons being collectively called "Non-Buyer Reasons"), Seller shall reimburse Buyer in the amount of $7,200.00, which reimbursement payment shall be due and payable within five (5) calendar days after the termination of the Agreement or the scheduled Closing Date, whichever occurs first. The term "Non-Buyer Reasons" shall include, by way of example but not limitation, the transaction does not close because Buyer's condition to closing set forth in Section 6.5(b) is not satisfied in the time required under the Agreement, as hereby amended. With respect to Buyer's condition to close as set forth in Section 6.5(b), Buyer hereby agrees to be commercially reasonable in agreeing with Prior Lender upon the form and substance of the assumption documents to be executed by Buyer of Seller's obligations under the Prior Loan Documents, and the Prior Lender's consent thereto.

            6. Notwithstanding anything to the contrary contained herein, Buyer and Seller acknowledge and agree that the obligations of Seller to consummate the transaction contemplated in the Agreement remain as set forth in Section 6.6 of the Agreement, including but not limited to
      Section 6.6(b).

            7. Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.

                               [END OF PAGE 3]

                                    WEINGARTEN REALTY INVESTORS
                                    a Texas real estate investment trust


                                    By: /s/ M. Candace DuFour
                                        ---------------------
                                        M. Candace DuFour
                                        Vice President

                                   "BUYER"

            EXECUTED by Seller this ___ day of February, 1998 to be effective as of February 10, 1998.

                                          BOYER LUBBOCK ASSOCIATES,
                                          a Texas general partnership

                                    By:   Lubbock  G.C.  Associates,  Ltd.,  a
                                          Utah limited  partnership, its
                                          General Partner

                                          By:  The Boyer Company, L.C., a Utah
                                               limited   liability   company,
                                               its General Partner

                                          By:  /s/ Steven B. Osler
                                               ------------------
                                          Name:  Steven B. Osler
                                          Title: Manager

                                    By:   PaineWebber Income Properties Three
                                          Limited   Partnership,   a  Delaware
                                          limited partnership, its General
                                          Partner

                                          By:   Third    Income    Properties,
                                                Inc., a Delaware corporation,
                                                its General Partner

                                          By:  /s/ Richard S. Coomber
                                               ----------------------
                                          Name:  Richard S. Coomber
                                          Title: Vice President

                                    "SELLER"

                             SECOND AMENDMENT TO
                         PURCHASE AND SALE AGREEMENT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into between BOYER LUBBOCK ASSOCIATES, a Texas general partnership (hereinafter called "Seller"), and WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called "Buyer"), effective as of the date hereinafter provided.

      WHEREAS,  Seller and Buyer  entered  into that  certain  Purchase and Sale
Agreement executed by Buyer and Seller effective as of January 16, 1998, although not necessarily executed by the parties on that date (the "Agreement");

      WHEREAS, pursuant to the terms of Section 5.3 of the Agreement, Buyer notified Seller by letter dated January 29, 1998 that Buyer has extended the Diligence Date (as that term is defined in the Agreement) to February 13, 1998;

      WHEREAS, Seller and Buyer entered into that certain First Amendment to Purchase and Sale Agreement dated effective as of February 10, 1998 (the "First Amendment") wherein, among other things, Seller and Buyer extended the Diligence Date and the date of Closing to February 20, 1998 (for purposes of this Amendment, the term "Agreement" shall mean the Agreement, as modified and amended by the First Amendment);

      WHEREAS, Seller and Buyer desire to amend the Agreement to extend further the Diligence Date and the date of Closing.

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

            1. Seller and Buyer each confirms the truth and accuracy of the recitals, each of which are made a part of this Amendment.

            2. All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

            3. Section 5.3 of the Agreement is hereby modified as follows: The first sentence of the last paragraph on page 8 of the Agreement is hereby deleted in its entirety, and the following sentence is added to Section
      5.3 in replacement of that deleted sentence:

                  "Buyer shall  complete its due  diligence  including,  but not limited to the foregoing, no later than February 27, 1998 (the 'Diligence Date')."

      It is the intention of Seller and Buyer that by changing the Diligence Date as provided in this paragraph 3, Seller and Buyer are also changing all other deadlines contained in the Agreement which are based on or otherwise tied to the Diligence Date including, but not limited to, the Closing Date which shall occur on or before the Diligence Date, as hereby amended. The term "Diligence Date" as that term is used in the Agreement shall mean the Diligence Date as extended and redefined in this Amendment.

            4. Notwithstanding anything to the contrary contained herein, Buyer and Seller acknowledge and agree that the obligations of Seller to consummate the transaction contemplated in the Agreement remain as set forth in Section 6.6 of the Agreement, including but not limited to
      Section 6.6(b).

            5. Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.

                               [END OF PAGE 2]

            EXECUTED by Buyer this ___ day of February, 1998 to be effective as of February 19, 1998.

                                    WEINGARTEN REALTY INVESTORS
                                    a Texas real estate investment trust


                                    By: /s/ M. Candace DuFour
                                        ---------------------
                                         M. Candace DuFour
                                         Vice President
                                                                         "BUYER"

            EXECUTED by Seller this ___ day of February, 1998 to be effective as of February 19, 1998.

                                    BOYER LUBBOCK ASSOCIATES,
                                    a Texas general partnership

                                    By:   Lubbock  G.C.  Associates,  Ltd.,  a
                                          Utah limited  partnership,   its
                                          General Partner

                                          By:   The  Boyer  Company,  L.C.,  a
                                                Utah limited liability company,
                                                its General Partner

                                                By:  /s/ Steven B. Osler
                                                     -------------------
                                                Name:  Steven B. Osler
                                                Title: Manager

                                    By:   PaineWebber Income Properties Three
                                          Limited Partnership,   a  Delaware
                                          limited partnership, its General
                                          Partner

                                          By:   Third Income Properties, Inc.,
                                                a  Delaware corporation,
                                                its  General Partner

                                                By:  /s/ Richard S. Coomber
                                                     ----------------------
                                                Name:  Richard S. Coomber
                                                Title: Vice President
                                                                        "SELLER"

                              THIRD AMENDMENT TO
                         PURCHASE AND SALE AGREEMENT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into between BOYER LUBBOCK ASSOCIATES, a Texas general partnership (hereinafter called "Seller"), and WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called "Buyer"), effective as of the date hereinafter provided.

      WHEREAS,  Seller and Buyer  entered  into that  certain  Purchase and Sale
Agreement executed by Buyer and Seller effective as of January 16, 1998, although not necessarily executed by the parties on that date (the "Agreement");

      WHEREAS, pursuant to the terms of Section 5.3 of the Agreement, Buyer notified Seller by letter dated January 29, 1998 that Buyer has extended the Diligence Date (as that term is defined in the Agreement) to February 13, 1998;

      WHEREAS, Seller and Buyer entered into that certain First Amendment to Purchase and Sale Agreement dated effective as of February 10, 1998 (the "First Amendment") wherein, among other things, Seller and Buyer extended the Diligence Date and the date of Closing to February 20, 1998;

      WHEREAS, Seller and Buyer entered into that certain Second Amendment to Purchase and Sale Agreement dated effective as of February 19, 1998 (the "Second Amendment") wherein, among other things, Seller and Buyer extended the Diligence Date and the date of Closing to February 27, 1998 (for purposes of this Amendment, the term "Agreement" shall mean the Agreement, as modified and amended by the First and Second Amendment); and

      WHEREAS, Seller and Buyer desire to amend the Agreement to extend further the Diligence Date and the date of Closing.

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

            1. Seller and Buyer each confirms the truth and accuracy of the recitals, each of which are made a part of this Amendment.

            2. All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

            3. Section 5.3 of the Agreement is hereby modified as follows: The first sentence of the last paragraph on page 8 of the Agreement is hereby deleted in its entirety, and the following sentence is added to Section
      5.3 in replacement of that deleted sentence:

                  "Buyer shall  complete its due  diligence  including,  but not limited to the foregoing, no later than March 2, 1998 (the 'Diligence Date')."

      It is the intention of Seller and Buyer that by changing the Diligence Date as provided in this paragraph 3, Seller and Buyer are also changing all other deadlines contained in the Agreement which are based on or otherwise tied to the Diligence Date including, but not limited to, the Closing Date which shall occur on or before the Diligence Date, as hereby amended. The term "Diligence Date" as that term is used in the Agreement shall mean the Diligence Date as extended and redefined in this Amendment.

            4. Notwithstanding anything to the contrary contained herein, Buyer and Seller acknowledge and agree that the obligations of Seller to consummate the transaction contemplated in the Agreement remain as set forth in Section 6.6 of the Agreement, including but not limited to
      Section 6.6(b).

            5. Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.

                               [END OF PAGE 2]

            EXECUTED by Buyer this ___ day of February, 1998 to be effective as of February 27, 1998.

                                    WEINGARTEN REALTY INVESTORS
                                    a Texas real estate investment trust


                                    By:   /s/ M. Candace DuFour
                                          ---------------------
                                          M. Candace DuFour
                                          Vice President
                                                                         "BUYER"

            EXECUTED by Seller this ___ day of February, 1998 to be effective as of February 27, 1998.

                                    BOYER LUBBOCK ASSOCIATES,
                                    a Texas general partnership

                                    By:   Lubbock  G.C.  Associates,  Ltd.,  a
                                          Utah limited partnership, its General
                                          Partner

                                          By:   The  Boyer  Company,  L.C.,  a
                                                Utah limited liability company,
                                                its General Partner

                                                By:  /s/ Steven B. Osler
                                                     ------------------
                                                Name:  Steven B. Osler
                                                Title: Manager

                                    By:   PaineWebber Income Properties Three
                                          Limited   Partnership,   a  Delaware
                                          limited partnership, its
                                          General Partner

                                          By:   Third Income Properties, Inc., a
                                                Delaware corporation, its
                                                General Partner

                                                By:  /s/ Richard S. Coomber
                                                     ----------------------
                                                Name:  Richard S. Coomber
                                                Title: Vice President

                                                                        "SELLER"

                             FOURTH AMENDMENT TO
                         PURCHASE AND SALE AGREEMENT

      THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into between BOYER LUBBOCK ASSOCIATES, a Texas general partnership (hereinafter called "Seller"), and WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called "Buyer"), effective as of the date hereinafter provided.

      WHEREAS,  Seller and Buyer  entered  into that  certain  Purchase and Sale
Agreement executed by Buyer and Seller effective as of January 16, 1998, although not necessarily executed by the parties on that date (the "Agreement");

      WHEREAS, pursuant to the terms of Section 5.3 of the Agreement, Buyer notified Seller by letter dated January 29, 1998 that Buyer has extended the Diligence Date (as that term is defined in the Agreement) to February 13, 1998;

      WHEREAS, Seller and Buyer entered into that certain First Amendment to Purchase and Sale Agreement dated effective as of February 10, 1998 (the "First Amendment") wherein, among other things, Seller and Buyer extended the Diligence Date and the date of Closing to February 20, 1998;

      WHEREAS, Seller and Buyer entered into that certain Second Amendment to Purchase and Sale Agreement dated effective as of February 19, 1998 (the "Second Amendment") wherein, among other things, Seller and Buyer extended the Diligence Date and the date of Closing to February 27, 1998;

      WHEREAS, Seller and Buyer entered into that certain Third Amendment to Purchase and Sale Agreement dated effective February 27, 1998 (the "Third Amendment") wherein, among other things, Seller and Buyer extended the Diligence Date and the date of Closing to March 2, 1998 (for purposes of this Amendment, the term "Agreement" shall mean the Agreement, as modified and amended by the First, Second, and Third Amendment); and

      WHEREAS, Seller and Buyer desire to amend the Agreement to extend further the Diligence Date and the date of Closing.

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

            1. Seller and Buyer each confirms the truth and accuracy of the recitals, each of which are made a part of this Amendment.

            2. All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

            3. Section 5.3 of the Agreement is hereby modified as follows: The first sentence of the last paragraph on page 8 of the Agreement is hereby deleted in its entirety, and the following sentence is added to Section
      5.3 in replacement of that deleted sentence:

                  "Buyer shall  complete its due  diligence  including,  but not limited to the foregoing, no later than March 3, 1998 (the 'Diligence Date')."

      It is the intention of Seller and Buyer that by changing the Diligence Date as provided in this paragraph 3, Seller and Buyer are also changing all other deadlines contained in the Agreement which are based on or otherwise tied to the Diligence Date including, but not limited to, the Closing Date which shall occur on or before the Diligence Date, as hereby amended. The term "Diligence Date" as that term is used in the Agreement shall mean the Diligence Date as extended and redefined in this Amendment.

            4. Notwithstanding anything to the contrary contained herein, Buyer and Seller acknowledge and agree that the obligations of Seller to consummate the transaction contemplated in the Agreement remain as set forth in Section 6.6 of the Agreement, including but not limited to
      Section 6.6(b).

            5. Except as modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.

                               [END OF PAGE 2]

            EXECUTED by Buyer this ___ day of March, 1998 to be effective as of March 2, 1998.

                                    WEINGARTEN REALTY INVESTORS
                                    a Texas real estate investment trust


                                    By:  /s/ M. Candace DuFour
                                         ----------------------
                                          M. Candace DuFour
                                          Vice President
                                                                         "BUYER"

            EXECUTED by Seller this ___ day of March, 1998 to be effective as of March 2, 1998.

                                    BOYER LUBBOCK ASSOCIATES,
                                    a Texas general partnership

                                    By: Lubbock G.C. Associates,  Ltd.,  a
                                        Utah limited  partnership, its  General
                                        Partner

                                          By:   The Boyer Company, L.C., a Utah
                                                limited   liability   company,
                                                its General  Partner

                                                By:  /s/ Steven B. Osler
                                                     ------------------
                                                Name: Steven B. Osler
                                                Title: Manager


                                    By:   PaineWebber Income Properties Three
                                          Limited   Partnership,   a  Delaware
                                          limited partnership, its General
                                          Partner

                                          By: Third Income Properties, Inc., a
                                              Delaware corporation, its
                                              General Partner

                                                By:  /s/ Richard S. Coomber
                                                     ----------------------
                                                Name:  Richard S. Coomber
                                                Title: Vice President


                                                                        "SELLER"

                     AMENDMENT OF JOINT VENTURE AGREEMENT

                          (Boyer Lubbock Associates)


      THIS AMENDMENT OF JOINT VENTURE AGREEMENT (the AAmendment") dated as of February __, 1998, between PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP, a Delaware limited partnership (APWIP3"), THE BOYER COMPANY, L.C., a Utah limited liability company (ABoyer") and LUBBOCK G.C. ASSOCIATES, LTD., a Utah limited partnership (ALubbock").

                                    RECITALS:

      A. Pursuant to a Joint Venture Agreement dated as of June 30, 1981 (the AJoint Venture Agreement"), PWIP3 and Lubbock formed Boyer Lubbock Associates, a joint venture as a general partnership under the Texas Uniform Partnership Act (the AJoint Venture"). Capitalized terms which are not defined in this Amendment shall have the same meaning as is set forth in the Joint Venture Agreement.

      B. The Joint Venture owns a shopping center situated at 62nd Street and Slide Road in Lubbock, Texas, known as the Southwest Plaza Shopping Center, including the underlying land and the building and other improvements and assets located thereon and relating thereto (which is defined in the Joint Venture Agreement as the AProperty").

      C. As of January 1, 1998, Lubbock transferred and assigned to Boyer ten percent (10%) of the interest which Lubbock owned in the Joint Venture. PWIP3 consented to that transfer and assignment and agreed that Boyer shall become a member of the Venture.

      D. The Joint Venture has agreed to dispose of the Property pursuant to that certain Purchase and Sale Agreement dated January 16, 1998, as amended, by and between the Joint Venture, as seller, and Weingarten Realty Investors, as buyer (the ATransaction"), but desires to do so in a manner which constitutes a deferred exchange (the AExchange") with respect to the disposition of the Property pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the ACode") and the Treasury Regulations promulgated thereunder (collectively ASection 1031").

      E. PWIP3 does not desire to continue as a member of the Venture after the Effective Date; accordingly, as of the Effective Date, PWIP3 desires to withdraw from the Joint Venture.

      F. The Joint Venture is willing to redeem the entire right, title and interest of PWIP3 in the Joint Venture upon the terms and conditions set forth in this Amendment.

      G. To facilitate such redemption, the parties desire to amend the Joint Venture Agreement to provide for the distribution of certain proceeds arising out of the Transaction to PWIP3 and for the special allocation to PWIP3 of some or all of the gain recognized from the Transaction.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Venturers agree as follows:

1. Continuation of Partnership. Notwithstanding the disposition of the Property or the terms of the Joint Venture Agreement, Boyer and Lubbock agree to continue the existence of the Joint Venture after closing the Transaction.

2. New Definitions. In addition to the terms described above in this Amendment or in the Joint Venture Agreement, the following new capitalized terms shall be added to Paragraph 3 of the Original Certificate and Agreement and shall have the meanings set forth:

(1)   "Effective Date" means the date of Closing of the Transaction.

3. Redemption of Partnership Interests of PWIP3. The entire right, title and interest of PWIP3 in the Joint Venture shall be redeemed as of the Effective Date in consideration of a liquidating distribution of cash in the amounts set forth on the attached Exhibit AA@ and a distribution of Net Cash Flow set forth in Section 5 of this Amendment. PWIP3 shall withdraw from and cease to be a member of the Joint Venture as of the Effective Date. The redemption reflects the decision of PWIP3 to receive a distribution of all of its respective share (determined pursuant to the Joint Venture Agreement) of the Capital Proceeds realized from the Transaction plus its share (also determined pursuant to the Joint Venture Agreement ) of Net Cash Flow of the Joint Venture as of the closing of the Transaction. Pursuant to Section 7 of this Amendment, PWIP3 shall receive a special allocation of the Net Capital Gain recognized by the Joint Venture in connection with the Transaction. It is the intent of the Venturers that PWIP3 shall receive a liquidating distribution in an amount equal to such amount as it would have received, and to be treated for income tax purposes identically to the treatment it would have received, if the Property had been sold and the Joint Venture immediately liquidated. The Joint Venture, Boyer and Lubbock agree to indemnify PWIP3 against any federal income tax, and penalties or interest thereon, incurred by PWIP3:

(1) to the extent the federal income tax liability incurred by PWIP3 as a result of the Transaction and subsequent redemption of its interest in the Joint Venture exceeds the tax liability it would have incurred had the property been sold for $8,350,000.00, and the proceeds thereof (after payment of all liabilities) distributed to the Joint Venturers in complete liquidation of their interest in the Joint Venture; and

(2) the amount, if any, that results from any subsequent investment of the proceeds of the Transaction retained by the Joint Venture.

4. Capital Accounts. Notwithstanding any other provision of the Joint Venture Agreement, the Capital Account of each Venturer shall be determined and maintained in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv).

5. Distribution of Net Cash Flow Through Effective Date. The Net Cash Flow derived from the Property through the Effective Date shall be distributed to the Venturers in accordance with the provisions of
      Section 4.02 of the Joint Venture Agreement. Certain receivables arising prior to the Effective Date may not be collected until after the Effective Date. Amounts collected in respect of such receivables shall be distributed to the Venturers including PWIP3 promptly upon receipt by the Joint Venture in accordance with the terms of the Joint Venture Agreement without reference to this Amendment.

6. Allocation of Net Profits and Losses. A net profits and losses through the Effective Date other than profit from Capital Transactions, shall be allocated as set forth in Section 6.01 of the Joint Venture Agreement.

7. Special Allocation of Capital Profits from Exchange. Notwithstanding the other provisions of this Amendment or the Joint Venture Agreement, until the negative balances in the Capital Account of PWIP3 (calculated after taking into account the share of the Venturers in net profits and losses from operations as described in Section 7 of this Amendment and the amounts to be distributed to PWIP3 in redemption of its interest in the Joint Venture pursuant to this Amendment) are increased to zero
      (0), any net profits of the Joint Venture arising from a Capital Transaction which is recognized by the Joint Venture in connection with the Transaction shall be allocated to PWIP3. The balance of the net profits of the Joint Venture arising from the Transaction, if any, shall be allocated to Lubbock and Boyer.

8. Compliance With Regulations. The allocations of income, loss, gain and deduction set forth in this Amendment and the Joint Venture are intended to comply with Treasury Regulation Section 1.704-1(b) and Treasury Regulation Section 1.704-1(b)(4)(iv), are intended to have Asubstantial economic effect" within the meaning of those Regulations and shall be interpreted and applied in accordance with such requirements.

9. Counterparts. This Amendment may be executed in counterparts and the counterparts shall constitute one binding and enforceable agreement.

10. Ratification of Balance of Agreement. In the event of any inconsistency between the terms of this Amendment and the terms of the Joint Venture Agreement, the terms of this Amendment shall control. Except as modified by this Amendment, the terms of the Joint Venture Agreement shall continue in full force and effect.

11. Indemnity. Boyer and Lubbock shall indemnify, defend and save harmless PWIP3 and its successors and assigns from and against all claims, costs, loss, damage, reasonable expenses (including, but not limited to, reasonable attorneys' fees and disbursements) and liabilities incurred by PWIP3 resulting from, relating to or arising out of the Exchange, the continuation of the Joint Venture after the Effective Date or any act or omission of the Joint Venture occurring after the Effective Date.

12. Federal Schedule K-1. Boyer and Lubbock agree to cause a copy of the Form 1065 U.S. Partnership Return of Income, including PWIP3's Federal Schedule K-1 to be delivered to PWIP3 on or before February 15, 1999 for the taxable year 1998.

      IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

                              "PWIP3"

                                    PAINE WEBBER INCOME PROPERTIES THREE LIMITED
                                    PARTNERSHIP, a Delaware limited partnership, by its general partner

                                    Third Income Properties, Inc., a Delaware corporation, by its general partner


                                    By:  /s/ Richard S. Coomber
                                         ----------------------
                                    Its:  Vice President


                              "BOYER"

                                    THE BOYER COMPANY, L.C., a Utah limited
                                    liability company


                                    By:  /s/ H. Roger Boyer
                                         ------------------
                                         H. Roger Boyer
                                         Chairman and Manager


                                  "LUBBOCK"

                                    LUBBOCK G.C. ASSOCIATES, LTD., a Utah
                                    limited   partnership,   by  its   general
                                    partner

                                    The Boyer Company, L.C., a Utah limited liability company


                                    By:  /s/ Kem C. Gardner
                                         ------------------
                                          Kem C. Gardner
                                          President and Manager

                                   EXHIBIT "A"

                                       TO

                                    AMENDMENT


This Exhibit would consist of a calculation of the cash distribution to which PWIP3 is entitled as a result of the sale of the Property, plus its share of cash on hand and receivables as of the date of closing of the Transaction.

                                  ASSIGNMENT


      THIS ASSIGNMENT (the AAssignment") is executed as of the 1st day of January, 1998 by LUBBOCK G.C. ASSOCIATES, LTD., a Utah limited partnership (ALubbock"), in favor of THE BOYER COMPANY, L.C., a Utah limited liability company (ABoyer@).

                                    RECITALS:

      A.    Boyer is a general partner of Lubbock.

      B. Lubbock is the owner of an interest in Boyer Lubbock Associates, a joint venture between Paine Webber Income Properties Three Limited Partnership (APWIP3") and Lubbock (the AJoint Venture@) pursuant to an agreement dated June 30, 1981 (the AJoint Venture Agreement@).

      C. Lubbock desires to assign a portion of its interest in the Joint Venture to Boyer in partial redemption of Boyer=s interest in Lubbock.

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, American and Boyer hereby agree as follows:

Assignment.  Lubbock hereby  transfers and assigns to Boyer ten percent (10%) of the interest which it owns in the Joint  Venture.  Boyer shall receive ten percent (10%) of all distributions and ten percent (10%) of all allocations of profit, loss and other tax items that would otherwise be allocated to Lubbock pursuant to the Joint Venture Agreement.

Acceptance of Assignment. Boyer accepts such transfer and assignment and agrees to be bound by the terms of the Joint Venture Agreement.

Attorney-in-Fact. Notwithstanding this Assignment, Boyer hereby nominates and appoints Lubbock as its attorney-in-fact to exercise all powers and elections, execute all documents and make all decisions to be exercised or made by the Venturers pursuant to the Joint Venture Agreement. Such appointment shall be coupled with an interest and shall be irrevocable until February 28, 1998.

Limited  Partners.   The  Limited  Partners  of  Lubbock  have  executed  this
      Assignment solely to evidence their agreement and consent to thereto.

Counterparts.   This  Amendment  may  be  executed  in  counterparts  and  the counterparts shall constitute one binding and enforceable agreement.

      IN WITNESS WHEREOF, the parties have executed this Assignment on the date first set forth above.

                              "LUBBOCK"

                                    LUBBOCK G.C. ASSOCIATES, LTD., a Utah
                                    limited   partnership,   by  its   general
                                    partner

                                    The Boyer Company, L.C., a Utah limited liability company


                                    By:  /s/ Kem C. Gardner
                                         --------------
                                          Kem C. Gardner
                                          President and Manager


                                  /s/ Sam Rich
                                  ------------
                                  Sam Rich


                                 /s/ Sam Worler
                                 --------------
                                  Sam Worler


                                 /s/ H. Lewis Swain
                                 ------------------
                                 H.  Lewis  Swain,
                                 as  Trustee of the H. Lewis Swain Family Trust


                                 /s/ Richard G. Robbins
                                 ----------------------
                                 Richard G. Robbins


                              "BOYER"

                                    THE BOYER COMPANY, L.C., a Utah limited
                                    liability company


                                    By:  /s/ H. Roger Boyer
                                         ------------------
                                          H. Roger Boyer
                                          Chairman and Manager

      The undersigned hereby consents to the foregoing Assignment and agrees that Boyer shall become a Venturer in addition to Lubbock on the following conditions:

All decisions to be made or actions to be taken by any Venturer other than PWIP3 may be made or taken by Lubbock.

The Assignment shall not diminish or reduce any right of PWIP3 under the Joint Venture Agreement or alter any distribution or tax allocation to PWIP3 under the Joint Venture Agreement.

      DATED this ____ day of February, 1998.


                                    PAINE WEBBER INCOME PROPERTIES THREE LIMITED
                                    PARTNERSHIP, a Delaware limited partnership, by its general partner

                                    Third Income Properties, Inc., a Delaware corporation, by its general partner


                                    By:  /s/ Richard S. Coomber
                                         ----------------------
                                    Its:  Vice President

                                          Cross Reference:  Volume 4766,
                                                            page 167
                                           Lubbock County, Texas Records


                          LOAN ASSUMPTION AGREEMENT

      THIS LOAN ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of ________________, 1998 (the "Effective Date") by and between BOYER LUBBOCK ASSOCIATES, a Texas general partnership ("Prior Owner"); WRI/CENTRAL PLAZA, INC., a Texas corporation ("Borrower"); and STATE STREET BANK AND TRUST COMPANY AS TRUSTEE FOR JP MORGAN COMMERCIAL MORTGAGE FINANCE CORP. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-C1 ("Lender").

                                   RECITALS

      A. Prior Owner was the owner of certain property located at NEC Loop 289 and Slide Road, Lubbock, Lubbock County, Texas 79424, described on Exhibit A attached hereto and all other property, real and personal, encumbered by the Mortgage (as defined below) (all such property being, the "Property").

      B. Prior Owner was the maker of that certain Note dated December 30, 1994 in the original principal amount of Four Million Two Hundred Thousand Dollars ($4,200,000.00) and payable to the order of AMRESCO Capital Corporation ("Former Lender") (the "Note") (the loan evidenced by the Note is herein referred to as the "Loan").

      C.  The Note is secured by:

          (1) that certain Mortgage, Deed of Trust and Security Agreement (the "Mortgage") dated December 30, 1994 executed by Prior Owner in favor of Former Lender conveying and encumbering the Property and recorded at Volume 4766, page 167 of the Official Records of Lubbock County, Texas (the "Public Records");

          (2) that Assignment of Leases and Rents (the "Assignment of Leases") dated December 30, 1994, executed by Prior Owner to Former Lender, which is recorded at Volume 4766, page 207, of the Public Records;

          (3) that Tenant Improvement and Leasing Commissions Agreement (the "TI Agreement") dated December 30, 1994, executed by Prior Owner to Former Lender, and

          (4) that Term Loan Commitment (the "Commitment") referenced in the Note and issued by Former Lender on November 4, 1994 and accepted by Prior Owner.

(The Note, the Mortgage, the Assignment of Leases, the TI Agreement, and the Commitment are hereinafter referred to collectively as the "Loan Documents" or singularly as a "Loan Document.")

      D. In addition to the Loan Documents, Prior Owner delivered, or caused to be delivered, the following documents to Former Lender:

          (1) that UCC-1 Financing Statement (the "Prior UCC") naming Prior Owner as Debtor therein, and filed in the Public Records and as File Number 95-005809 with the Texas Secretary of State Records;

          (2) that Environmental Liabilities Agreement (the "Prior Environmental Agreement") dated December 30, 1994 by Prior Owner for the benefit of Lender;

          (3) that certain Guaranty (the "Prior Guaranty") dated December 30, 1994, executed by The Boyer Company, L.C. and Paine Webber Income Properties Three Limited Partnership (together, "Prior Guarantor"), for the benefit of Former Lender; and

          (4) that certain Closing Certificate (the "Closing Certificate") dated December 30, 1994, executed by Prior Owner in favor of Lender.

(The Prior UCC, Prior Environmental Agreement, Prior Guaranty, and Closing Certificate are hereinafter referred to collectively as the "Prior Owner's Loan Documents.")

      E. Borrower is as of the Effective Date executing and delivering, or is causing to be delivered, to Lender the following documents:

          (1) those UCC-1 Financing Statements (the "UCC") from Borrower as Debtor therein and naming Lender as Secured Party therein, and filed in the Public Records and the Secretary of State of Texas Records;

          (2) that Environmental Liabilities Agreement (the "Environmental Agreement") delivered by Borrower for the benefit of Lender; and

          (3) that certain Guaranty (the "Guaranty") executed and delivered by Weingarten Realty Investors, a real estate investment trust formed under the laws of the State of Texas ("New Guarantor"), for the benefit of Lender.

(The UCC, the Environmental Agreement and the Guaranty are hereinafter referred to collectively as the "Borrower's Loan Documents.")

      F. Lender is the successor in interest to Former Lender in and to the Loan Documents.

      G. The Property is being conveyed by Prior Owner to Borrower as of the date of this Agreement, and as part of the consideration for such conveyance, Borrower will assume all the obligations under the Loan Documents and comply with all covenants and obligations contained in the Loan Documents.

      H. Lender will consent to the conveyance of the Property by Prior Owner to Borrower without declaring the indebtedness evidenced by the Note to be immediately due and payable provided Borrower assumes payment of the Note and performance of all other duties and obligations of Prior Owner as described in the Loan Documents and as hereinafter provided.

      I. In order to comply with the provisions of the Mortgage, Borrower and Prior Owner have requested Lender's consent to the transaction described in these recitations.

      J. Lender desires to give such consent in accordance with the terms of this Agreement.

                                  AGREEMENT

      NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by the parties hereto each to the other and in consideration of the premises herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Loan Information. Lender represents and warrants that the principal balance outstanding under the Note as of the Effective Date is $4,122,368.97, interest has been paid through January 31, 1998, and that to Lender's actual knowledge, there is no Event of Default, or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Loan Documents or the Prior Owner's Loan Documents. Lender reserves the right to declare any existing default which subsequently comes to the attention of Lender. All escrow deposits held by Lender in connection with the Loan Documents and the Prior Owner's Loan Documents shall from and after the Effective Date be for the account of Borrower. Lender hereby confirms to and for the benefit of Borrower that to its actual knowledge, as of the Effective Date, the reserves being held by or on behalf of Lender pursuant to the Loan Documents are as follows:

      (i)   Tax reserve:                        $19,940.98
      (ii)  Insurance reserve:                  $9,723.50
      (iii) Replacement reserve:                $69,145.97
      (iv)  Capital improvement reserve:        $103,291.89

      2. Organization and Authority of Borrower. Borrower represents and warrants to Lender that Borrower is a Texas corporation, duly formed and validly existing under the laws of the state of its organization, and no proceeding is pending for the dissolution or annulment of Borrower, and all license and franchise taxes due and payable by Borrower have been paid in full. Borrower has the full power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement by Borrower (a) has been duly and validly authorized by all necessary action on the part of Borrower, (b) does not conflict with or result in a violation of Borrower's organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Borrower is a party, and (c) does not conflict with or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Borrower is bound or to which it is a party.

      3. Consent of Lender. Lender hereby consents to the sale of the Property by Prior Owner to Borrower and agrees that such sale shall not constitute a default under the Loan Documents. Notwithstanding the foregoing, this consent to the transfer of the Property shall not be deemed to be a waiver of the right of the Lender under the Mortgage and otherwise in the Loan Documents, the Prior Owner's Loan Documents, or the Borrower's Loan Documents to prohibit any future transfers of the Property or any interest therein, or of the right of the Lender to deny consent to any such transaction in the future in accordance with the provisions of the Mortgage. From and after the Effective Date, references in the Loan Documents to "Maker," "Mortgagor," "Debtor," "Borrower," "Assignor," or other similar references that prior to the Effective Date referred to Prior Owner shall refer to Borrower (with corresponding changes based on the provisions of this Agreement), and references in the Loan Documents to "Guarantor" or other similar references that prior to the Effective Date referred to Prior Guarantor shall refer to New Guarantor.

      4. Assumption and Ratification. Borrower hereby assumes and agrees to comply with all covenants and obligations contained in the Loan Documents, and from and after the Effective Date shall be bound by all the terms thereof. Without limiting the foregoing, Borrower hereby assumes and agrees to pay in full as and when due all payments, obligations and other indebtedness evidenced by the Note. As assumed hereby, the Loan Documents shall remain in full force and effect and all obligations, covenants, conditions, agreements, warranties, representations and other terms and provisions thereof, as amended hereby (including the amendment to references as provided in Section 3 above), are hereby ratified, confirmed, reaffirmed and republished, and are hereby incorporated by reference; provided, however, that Borrower does not make any representation or warranty pertaining to Prior Owner. Lender hereby forever releases and discharges Prior Owner and Prior Guarantor from any and all liability, obligation or duty under the Loan Documents and the Prior Owner Loan Documents arising from and after the Effective Date; provided, however, that Prior Owner and Prior Guarantor are not released or discharged from any liability, obligation or duty under the Loan Documents or the Prior Owner Loan Documents arising prior to or simultaneously with the assumption of the Loan by Borrower contained herein. Notwithstanding the foregoing, Lender releases Prior Owner from scheduled payments arising under the Note and due after the Effective Date.

      5. Representations and Warranties. Borrower does hereby make the following representations and warranties to Lender as of the Effective Date in order to induce Lender to enter into this Agreement, it being hereby acknowledged by Borrower that Lender is relying upon such representations and warranties as a material inducement to Lender's execution hereof:

          (a) Borrower represents and warrants that as of the Effective Date, to Borrower's actual knowledge, there is no Event of Default or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents.

          (b) Borrower has thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with same, and Borrower has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Borrower.

      6. Release of Claims. Except for (i) Lender's representations specifically made in this Agreement, and (ii) Lender's gross negligence or wilfull misconduct, Borrower, on behalf of itself and its successors and assigns (collectively and individually, "Borrower Parties"), hereby fully, finally and completely RELEASE AND FOREVER DISCHARGE Lender, and its respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, "Lender Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the Effective Date or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating to the Loan or the Loan Documents occurring on or before the Effective Date, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the Effective Date. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the Effective Date. Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release. Borrower Parties represent and warrant to Lender that they have not heretofore assigned or transferred to any person or entity any matter released hereunder and Borrower Parties agree to indemnify, protect and hold the Lender Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer.

      7. Default. Any default by Borrower in the performance of its obligations herein contained or any material inaccuracy in the representations and warranties made by Borrower herein shall constitute a default under the Loan Documents and shall entitle Lender to exercise all of its rights and remedies set forth in the Loan Documents.

      8. Lift of Bankruptcy Stay. Notwithstanding any provision in the Loan Documents to the contrary, in the event Borrower shall make application for or seek relief or protection under any of the sections or chapters of the United States Bankruptcy Code (the "Code"), or in the event that any involuntary petition is filed against Borrower under any section of the Code, Borrower will not oppose Lender's application for immediate relief from any automatic stay imposed by Sec. 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender pursuant to the Loan Documents and as otherwise provided by law.

      9. Fees. Borrower and Lender have agreed that, simultaneously with the execution hereof, all fees, costs, and charges arising out of the consummation of this Agreement, including without limitation all reasonable attorneys' fees, title company fees, title insurance premiums, recording costs, and other closing costs in connection with this Agreement are being paid by Borrower and/or Prior Owner and that Lender shall have no obligation whatsoever for payment thereof.

      10. No Offsets or Defenses. Borrower hereby acknowledges, confirms and warrants to Lender that as of the Effective Date, Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this agreement, the Note, the Mortgage or any other Loan Document or with respect to any of the indebtedness evidenced or secured thereby or with respect to the Property. In addition, Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists, Borrower hereby irrevocably and expressly waives the right to assert such matter.

      11. Confirmation. Except as specifically set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, the same being confirmed and republished hereby; and except as otherwise specifically set forth herein, the undersigned Borrower hereby assumes, affirms, reaffirms and republishes all of the warranties, covenants and agreements as set forth in the Loan Documents, as amended hereby.

      12. Usury Savings Clause. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrower and Lender hereby agree that all agreements between them under this Agreement and with respect to the Loan, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance, or detention of the money loaned to Borrower, or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum rate of interest under applicable law (the "Maximum Rate"). If from any circumstance whatsoever, fulfillment of any provisions of this Agreement at the time performance of such provisions shall be due shall involve transcending the limit of validity prescribed by law, then, automatically, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Lender should ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such excessive interest shall be applied to the reduction of the principal amount owing with respect to the Loan or on account of the other indebtedness secured by the Loan Documents or Borrower's Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan and such other indebtedness, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan and other indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness is uniform throughout the actual term of the Loan or does not exceed the Maximum Rate throughout the entire term of the Loan, as appropriate. The terms and provisions of this Section 12 shall control every other provision of this Agreement and all other agreements between Borrower and Lender.

      13. Modifications, Waivers. No waiver, modification, amendment, discharge, or change of any of the Loan Documents or Prior Owner's Loan Documents shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, or change is sought.

      14. No Novation. THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE LOAN
DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF THE LENDER'S LIENS IN ANY OF THE COLLATERAL SECURING THE EXISTING NOTE IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE MORTGAGE.

      15. Recitals True. Borrower and Lender each hereby approve the recitations set forth in the preamble of this Agreement and agree that, to their respective current knowledge, said recitations are true and correct in all respects.

      16. Notices. Lender and Borrower agree that any notice provisions contained in the Loan Documents are hereby modified as contained in this Section
16. Any notices required or permitted to be given under this Agreement or under the Loan Documents must be in writing and shall be sent to the address set forth below (or any other address which is provided by one party to the other by notice pursuant to the Mortgage) and must be given in the manner required by the Mortgage.

          If to Lender:

                  c/o AMRESCO Services, L.P.
                  235 Peachtree Street, N.E., Suite 900
                  Atlanta, Georgia 30303
                  Attention:  Servicing Department for Loan No. 739002400

          If to Borrower:

                  2600 Citadel Plaza Drive, Suite 300
                  Houston, Texas 77008
                  Attention:  President

      Each party to this Agreement may designate a change of address by notice given as required in the Mortgage.

      17. Severability. If all or any portion of any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not effect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

      18. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

      19. Governing Law. The terms and conditions of this Agreement shall be governed by the applicable laws of the state in which the Property is located.

      20. Interpretation. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

      21. Amendment. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by Borrower, Prior Owner, and Lender.

      22. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the modification of the Loan and fully supersedes all prior agreements and understanding between the parties pertaining to such subject matter.

      23. Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

      24. TRIAL BY JURY WAIVER. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE LOAN, THIS AGREEMENT OR THE LOAN DOCUMENTS.



                       [SIGNATURES BEGIN ON NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have all executed this Agreement under seal as of the day and year first hereinabove written.

                                    BORROWER:

                                     WRI/CENTRAL PLAZA, INC.


                                     By:  /s/ M. Candace DuFour
                                          ----------------------
                                          Name:  M. Candace DuFour
                                          Title:  Vice President




STATE OF TEXAS

COUNTY OF HARRIS

      On ___________________,  1998, before me,  ___________________________,  a
Notary Public in and for said state, personally appeared M. Candace DuFour, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                              -----------------------------------
                              NOTARY PUBLIC in and for said State

                             My Commission Expires:

                                 [NOTARIAL SEAL]


                     [SIGNATURES CONTINUED ON NEXT PAGE]

                                 PRIOR OWNER:

                                 BOYER LUBBOCK ASSOCIATES, a Texas
                                 general partnership

                                 By:  Lubbock G.C. Associates, Ltd., a  Utah
                                      limited partnership, General Partner

                                      By:   The Boyer Company, L.C., a  Utah l
                                            limited liability company,
                                            its General Partner


                                            By: /s/ Kem C. Gardner
                                               --------------------
                                            Name:  Kem C. Gardner
                                            Title: President and Manager

                                 By:  Paine Webber Income Properties
                                      Three Limited Partnership, a Delaware
                                      limited partnership, General Partner

                                      By:   Third Income Properties, Inc., a
                                            Delaware corporation, its
                                            General Partner


                                            By:  /s/ Richard S. Coomber
                                                 ----------------------
                                                 Name:  Richard S. Coomber
                                                 Title:  Vice President




                         [NOTARIZATION ON NEXT PAGE]